UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2013 – December 31, 2013

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2013

Managers Special Equity Fund

Service Class: MGSEX	Institutional Class: MSEIX
(formerly Managers Class)

AR003-1213

Managers Special Equity Fund

Annual Report—December 31, 2013

Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	14
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	15
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	16
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	17
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	19
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25

TRUSTEES AND OFFICERS	26

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*

Managers Special Equity Fund

Service Class**

Based on Actual Fund Return	1.36%	$1,000	$1,227	$7.63

Hypothetical (5% return before expenses)	1.36%	$1,000	$1,018	$6.92

Institutional Class

Based on Actual Fund Return	1.11%	$1,000	$1,224	$6.22

Hypothetical (5% return before expenses)	1.11%	$1,000	$1,020	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.
**	Effective April 1, 2013, all Managers Class shares were renamed Service Class shares.

3

Managers Special Equity Fund

Portfolio Manager’s Comments

The Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Federated MDTA, LLC

Federated MDTA, LLC (“MDT”) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings-to-price ratios, tangible book-to-price ratios and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The Portfolio typically holds between 100 and 110 stocks, with no position exceeding 1.3% of the Portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

Lord, Abbett & Co., LLC

The team at Lord, Abbett & Co., LLC (“Lord Abbett”), led by Tom O’Halloran, focuses its stock selection effort on companies that have revenue growth of at least 15% and are experiencing year-to-year operating margin improvement and earnings growth driven by top-line growth, rather than being driven by one-time events or simple cost cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate and the strength of management. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall Portfolio. The portion of the Fund managed by Lord Abbett typically holds between 100 and 150 stocks with no individual holding exceeding 5%. Lord Abbett has established a risk constraint that prevents any individual industry from being greater than 25% of the total weight of its portion of the Fund.

Ranger Investment Management, LLC

The team at Ranger Investment Management, L.P. (“Ranger”), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100M and $2B, from which they establish a list of approximately 250 to 300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauge, through a stock scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheets, strong free-cash flows, conservative accounting practices and a seasoned management team. The Portfolio typically contains 35 and 60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a pre-determined price target is achieved, the stock reaches the maximum position size of 5%, capitalization limit of $5 billion or it can be replaced with a better risk/reward opportunity.

Smith Asset Management Group, L.P.

Smith Asset Management Group, L.P.’s (“Smith Group”) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation and moderate portfolio beta. To identify high-earnings-growth companies, Smith screens for rising earnings expectations, improving earnings quality, a high percentage of positive earnings surprise and high earnings growth rate. The Fund’s portfolio managed by Smith will typically hold 100 to 120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000® Index. Stocks are sold from the Portfolio if a negative earnings surprise is predicted by the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high or a buyout announcement is made.

THE YEAR IN REVIEW

For the year ended December 31, 2013, the Managers Special Equity Fund Service Class returned 45.06% and the Institutional Class returned 44.88%, both outperforming the 43.30% return of the Russell 2000® Growth Index.

4

Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

U.S. equity markets posted robust returns for the year with S&P 500® Index recording its best year since 1997. Domestic markets overcame fears of the Federal Reserve’s taper of asset purchases, U.S. government partial shutdown, weak Emerging Market growth, and another European bailout in Cyprus. The year started with a resolution to the fiscal cliff and improving U.S. economics, which contributed to early market gains. Despite ongoing U.S. deficit discussions and another European bank crisis in Cyprus, equities marched higher during the first quarter.

Improving employment, recovering housing demand and healthy consumption boosted the S&P 500® Index during the spring. Accommodative monetary policy in the U.S., Europe and Japan benefitted developed market equities globally throughout 2013; however, the Federal Reserve’s hint of tapering asset purchases and Syria conflict concerns contributed to brief volatility during the summer. In the fourth quarter, equities rallied after the Fed surprisingly did not reduce its asset purchase programs, the partial U.S. government shutdown was resolved, and the debt ceiling was raised. Near the end of the year, the S&P 500® Index reached new highs due to stronger U.S. GDP, improved employment, and ongoing global monetary support from the U.S., Europe and Japan.

For the full calendar year, U.S. small-cap stocks lead both mid-cap and large-cap equities as represented by the Russell 2000®, Russell Mid-Cap® and Russell 1000® Indices, respectively. Within the small-cap universe, the Russell 2000® Growth Index outpaced the Russell 2000® Value Index. All sectors within the Russell 2000® Index produced strong double digit returns lead by the health care, consumer staples, consumer discretionary and information technology. The lower growth oriented utilities, materials, telecommunication services and energy sectors generated weaker results.

The Fund delivered strong absolute and relative performance as it outperformed the benchmark Russell 2000® Growth Index. The outperformance was primarily driven by relative strength within the Fund’s stock selection, which was particularly strong in the financials, consumer staples and health sectors. Weak stock selection in the energy, consumer discretionary and materials sectors detracted from relative performance. Additionally, the Fund’s overweight in the materials sector, which is primarily a residual of the stock selection process for each subadvisor, also contributed to outperformance. The Fund’s overweight to the financials sector and cash position detracted from relative performance.

At the subadvisor level, two subadvisors outperformed the benchmark (Russell 2000® Growth Index) led by significant outperformance from Lord, Abbett and Company, LLC (“Lord Abbett”), and a positive contribution from Federated MDT LLC (“MDT”). Smith Asset Management Group, L.P. (“Smith”) performed in-line with the benchmark, while Ranger Investment Management, L.P. (“Ranger”) underperformed the benchmark. Lord Abbett’s aggressive growth style benefitted from robust stock selection in the high-growth information technology and health care sectors, partially offset by weak stock selection in the consumer staples sector. MDT’s and Smith’s quantitative processes produced strong stock selection within consumer staples and industrials, partially offset by weak stock selection in information technology and materials. Ranger’s underperformance was primarily driven by weak stock selection in the information technology, health care and consumer discretionary sectors, partially offset by strong stock selection in the financials sector.

LOOKING FORWARD

The team at Managers continues to spend considerable time evaluating the Fund and reaffirming our confidence in the subadvisors within the Fund. This past year was our fourth calendar year with our existing group of subadvisors, all of whom maintain a growth bias. The Fund outperformed its benchmark this year and has now outperformed three of last four calendar years. We continue to believe that the changes we made to the Fund subadvisor lineup in 2009 will to be beneficial to shareholders long term.

Heading into 2014, the Fund has its largest exposures to more cyclically geared sectors as a healing economy provides this area of the market sufficient opportunities. Entering the year, the Fund’s greatest exposure is in information technology sector with nearly 23% of the Fund, albeit a slight underweight to the benchmark. The consumer discretionary sector is the Fund’s third largest absolute weighting and second largest overweight. Subadvisors are finding many opportunities in the health care sector with approximately 19% of the Portfolio, but the Fund is underweight to the benchmark. The portfolio managers are cautiously optimistic about forward-looking prospects for small-cap equities. The portfolio managers believe that each of their respective investment processes, focused on finding companies with solid growth prospects, have the potential to perform well if investors focus on company fundamentals and less so on uncertainties related to Federal Reserve policy or other macro risks.

This commentary reflects the viewpoints of Federated MDTA, LLC., Lord, Abbett & Co., LLC, Ranger Investment Management, L.P. and Smith Asset Management Group, L.P. as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund – Institutional Class on December 31, 2003, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

5

Managers Special Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for Managers Special Equity Fund and the Russell 2000® Growth Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One	Five	Ten	Since	Inception
	Year	Years	Years	Inception	Date
Managers Special Equity Fund - [2,3]
Service Class[4]	45.06%	23.57%	7.99%	11.93%	06/01/84
Institutional Class	44.88%	23.80%	—	8.44%	05/03/04
Russell 2000® Growth Index	43.30%	22.58%	9.41%	8.55%	06/01/84	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for the Fund is available on the Fund’s Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	As of April 1, 2013 the Fund’s Managers Class shares were renamed Service Class shares.
[5]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, the index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Special Equity Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Managers Special Equity Fund**	Russell 2000® Growth Index
Information Technology	23.7%	24.6%
Health Care	19.0%	21.3%
Consumer Discretionary	18.2%	16.7%
Industrials	14.4%	15.4%
Financials	11.1%	7.3%
Energy	4.4%	3.8%
Consumer Staples	4.5%	4.8%
Materials	1.8%	5.1%
Telecommunication Services	0.2%	0.9%
Utilities	0.0%	0.1%
Other Assets and Liabilities	2.7%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
MAXIMUS, Inc.*	1.6%
EnerSys, Inc.	1.5
Centene Corp.	1.3
PrivateBancorp, Inc.*	1.2
Deckers Outdoor Corp.	1.2
Medidata Solutions, Inc.*	1.2
Healthcare Services Group, Inc.*	1.1
The Advisory Board Co.*	1.1
PAREXEL International Corp.*	1.0
Sonic Corp.	1.0
Top Ten as a Group	12.2%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 97.3%
Consumer Discretionary - 18.2%
ANN, Inc.*	12,291	$449,359
Asbury Automotive Group, Inc.*	43,957	2,362,249
Brown Shoe Co., Inc.	19,900	559,986
Brunswick Corp.	21,348	983,289
The Buckle, Inc.[1]	8,180	429,941
Buffalo Wild Wings, Inc.*	4,513	664,314
Cabela’s, Inc.*	1,110	73,993
Capella Education Co.	10,365	688,651
The Cheesecake Factory, Inc.	8,915	430,327
The Children’s Place Retail Stores, Inc.*	5,817	331,394
Chuy’s Holdings, Inc.*	10,857	391,069
Columbia Sportswear Co.	2,373	186,874
The Container Store Group, Inc.*,1	8,257	384,859
Cracker Barrel Old Country Store, Inc.	12,267	1,350,228
Crocs, Inc.*	31,402	499,920
Dana Holding Corp.	16,451	322,769
Deckers Outdoor Corp.*	38,081	3,216,321
DeVry Education Group, Inc.	9,346	331,783
DineEquity, Inc.	5,400	451,170
Domino’s Pizza, Inc.	11,006	766,567
Dorman Products, Inc.*	15,299	857,815
DSW, Inc., Class A	7,511	320,945
Express, Inc.*	89,103	1,663,553
Fiesta Restaurant Group, Inc.*	11,378	594,387
Genesco, Inc.*	6,682	488,187
G-III Apparel Group, Ltd.*	14,503	1,070,176
GNC Holdings, Inc., Class A	8,125	474,906
Group 1 Automotive, Inc.	23,124	1,642,266
Hibbett Sports, Inc.*,1	12,086	812,300
HomeAway, Inc.*	12,775	522,242
iRobot Corp.*	32,776	1,139,621
ITT Educational Services, Inc.*,1	31,600	1,061,128
Krispy Kreme Doughnuts, Inc.*	95,860	1,849,139
LifeLock, Inc.*	63,799	1,046,942
Lithia Motors, Inc., Class A	11,652	808,882
Lumber Liquidators Holdings, Inc.*	9,418	969,018
Meritage Homes Corp.*	13,064	626,941
Multimedia Games Holding Co., Inc.*	16,300	511,168
Nutrisystem, Inc.	16,500	271,260
Overstock.com, Inc.*,1	18,600	572,694
Papa John’s International, Inc.	11,520	523,008
PetMed Express, Inc.	31,370	521,683

	Shares	Value
Pier 1 Imports, Inc.	66,548	$1,535,928
Red Robin Gourmet Burgers, Inc.*	25,300	1,860,562
Restoration Hardware Holdings, Inc.*	18,952	1,275,470
Sally Beauty Holdings, Inc.*	6,807	205,776
Select Comfort Corp.*	8,523	179,750
Shutterfly, Inc.*	3,436	174,995
Sinclair Broadcast Group, Inc., Class A	18,850	673,510
Sonic Corp.*	123,903	2,501,601
Steven Madden, Ltd.*	55,744	2,039,673
Sturm Ruger & Co., Inc.[1]	16,772	1,225,866
Tenneco, Inc.*	14,396	814,382
Tower International, Inc.*	4,200	89,880
Tumi Holdings, Inc.*	13,500	304,425
Tupperware Brands Corp.	8,639	816,645
Valassis Communications, Inc.	15,840	542,520
Total Consumer Discretionary		47,464,307
Consumer Staples - 4.5%
Annie’s, Inc.*	27,627	1,189,066
Casey’s General Stores, Inc.	8,357	587,079
Coca-Cola Bottling Co. Consolidated	1,815	132,840
The Hain Celestial Group, Inc.*	14,202	1,289,258
Inter Parfums, Inc.	49,830	1,784,412
Medifast, Inc.*	13,572	354,636
Nu Skin Enterprises, Inc., Class A	7,422	1,025,869
Omega Protein Corp.*	33,700	414,173
PriceSmart, Inc.	7,617	880,068
SUPERVALU, Inc.*	61,400	447,606
TreeHouse Foods, Inc.*	23,056	1,589,020
United Natural Foods, Inc.*	11,975	902,796
USANA Health Sciences, Inc.*,1	10,509	794,270
WhiteWave Foods Co., Class A*	14,117	323,844
Total Consumer Staples		11,714,937
Energy - 4.4%
Abraxas Petroleum Corp.*	75,000	246,000
C&J Energy Services, Inc.*,1	13,461	310,949
CARBO Ceramics, Inc.[1]	5,557	647,557
Carrizo Oil & Gas, Inc.*	11,900	532,763
Energy XXI Bermuda, Ltd.	14,720	398,323
Frank’s International NV	12,343	333,261
GasLog, Ltd.[1]	49,979	854,141
Gulfport Energy Corp.*	25,190	1,590,749
Matador Resources Co.*	69,650	1,298,276
Pacific Drilling SA*	103,512	1,186,248
PDC Energy, Inc.*	28,470	1,515,173

The accompanying notes are an integral part of these financial statements. 8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Energy - 4.4% (continued)
Renewable Energy Group, Inc.*	29,000	$332,340
RigNet, Inc.*	8,931	428,063
Stone Energy Corp.*	18,764	649,047
W&T Offshore, Inc.	11,159	178,544
Western Refining, Inc.[1]	22,644	960,332
Total Energy		11,461,766
Financials - 11.1%
Amtrust Financial Services, Inc.[1]	13,481	440,694
Artisan Partners Asset Management, Inc., Class A	10,273	669,697
Bank of the Ozarks, Inc.	36,611	2,071,816
Cash America International, Inc.	8,077	309,349
Credit Acceptance Corp.*	2,361	306,906
E*TRADE Financial Corp.*	46,679	916,776
Employers Holdings, Inc.	18,600	588,690
Evercore Partners, Inc., Class A	35,256	2,107,604
Financial Engines, Inc.	22,806	1,584,561
HCI Group, Inc.[1]	2,200	117,700
Hilltop Holdings, Inc.*	63,281	1,463,690
Home BancShares, Inc.	44,290	1,654,232
Iberiabank Corp.	33,720	2,119,302
Infinity Property & Casualty Corp.	2,500	179,375
MarketAxess Holdings, Inc.	27,010	1,806,159
The Navigators Group, Inc.*	1,500	94,740
Portfolio Recovery Associates, Inc.*	15,603	824,463
PrivateBancorp, Inc.	111,743	3,232,725
Signature Bank*	4,569	490,802
Springleaf Holdings, Inc.*	29,361	742,246
Stifel Financial Corp.*	14,420	691,006
SVB Financial Group*	19,729	2,068,783
Texas Capital Bancshares, Inc.*	36,683	2,281,683
Virtus Investment Partners, Inc.*	500	100,025
Western Alliance Bancorp*	21,143	504,472
WisdomTree Investments, Inc.*	50,824	900,093
World Acceptance Corp.*,1	5,680	497,170
Total Financials		28,764,759
Health Care - 19.0%
ACADIA Pharmaceuticals, Inc.*,1	14,593	364,679
Aegerion Pharmaceuticals, Inc.*	10,457	742,029
Air Methods Corp.*	37,160	2,167,543
Akorn, Inc.*	97,050	2,390,342
Align Technology, Inc.*	33,021	1,887,150
Alnylam Pharmaceuticals, Inc.*	4,668	300,292
AMAG Pharmaceuticals, Inc.*	7,490	181,782

	Shares	Value
AMN Healthcare Services, Inc.*	42,140	$619,458
Anika Therapeutics, Inc.*	18,400	702,144
athenahealth, Inc.*	4,893	658,109
BioCryst Pharmaceuticals, Inc.*	40,700	309,320
Cantel Medical Corp.	37,326	1,265,725
Celldex Therapeutics, Inc.*	14,893	360,560
Centene Corp.*	57,901	3,413,264
Cepheid, Inc.*	16,241	758,780
Chemed Corp.[1]	13,644	1,045,403
Clovis Oncology, Inc.*	5,750	346,553
CryoLife, Inc.	14,085	156,203
Cyberonics, Inc.*	13,396	877,572
Cytokinetics, Inc.*,1	29,000	188,500
DexCom, Inc.*	19,222	680,651
Endologix, Inc.*	35,034	610,993
Fluidigm Corp.*	19,131	733,100
Foundation Medicine, Inc.*,1	8,030	191,275
Genomic Health, Inc.*	11,935	349,337
Gentiva Health Services, Inc.*	42,300	524,943
HealthSouth Corp.	28,386	945,822
ICON PLC*	38,960	1,574,374
ImmunoGen, Inc.*,1	9,200	134,964
Impax Laboratories, Inc.*	31,344	787,988
Incyte Corp., Ltd.*	17,808	901,619
Insulet Corp.*	9,287	344,548
Integra LifeSciences Holdings Corp.*	12,002	572,615
Intercept Pharmaceuticals, Inc.*	3,400	232,152
Invacare Corp.	4,665	108,275
IPC The Hospitalist Co., Inc.*	11,743	697,417
Isis Pharmaceuticals, Inc.*	31,375	1,249,980
Jazz Pharmaceuticals PLC*	5,501	696,207
Lannett Co., Inc.*	28,712	950,367
Ligand Pharmaceuticals, Inc., Class B*	2,900	152,540
Medidata Solutions, Inc.*	52,002	3,149,761
MWI Veterinary Supply, Inc.*	5,628	960,080
Neogen Corp.*	23,167	1,058,732
NuVasive, Inc.*	6,400	206,912
OncoGenex Pharmaceutical, Inc.*	22,700	189,318
Orexigen Therapeutics, Inc.*	35,660	200,766
Owens & Minor, Inc.	9,279	339,240
PAREXEL International Corp.*	59,932	2,707,728
Prestige Brands Holdings, Inc.*	52,600	1,883,080
The Providence Service Corp.*	16,600	426,952
Puma Biotechnology, Inc.*	5,601	579,872
Questcor Pharmaceuticals, Inc.[1]	13,944	759,251

The accompanying notes are an integral part of these financial statements. 9

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 19.0% (continued)
Seattle Genetics, Inc.*	3,496	$139,455
STERIS Corp.	5,620	270,041
Sunesis Pharmaceuticals, Inc.*	29,900	141,726
Synageva BioPharma Corp.*	7,395	478,604
Team Health Holdings, Inc.*	26,239	1,195,186
TG Therapeutics, Inc.*,1	27,400	106,860
Threshold Pharmaceuticals, Inc.*	28,100	131,227
Triple-S Management Corp., Class B*	14,100	274,104
US Physical Therapy, Inc.	9,400	331,444
Vanda Pharmaceuticals, Inc.*,1	15,400	191,114
VCA Antech, Inc.*	10,200	319,872
Verastem, Inc.*,1	17,400	198,360
WellCare Health Plans, Inc.*	12,479	878,771
West Pharmaceutical Services, Inc.	13,895	681,689
Zeltiq Aesthetics, Inc.*	24,100	455,731
Total Health Care		49,430,451
Industrials - 14.4%
Acuity Brands, Inc.	8,068	881,994
The Advisory Board Co.*	43,340	2,759,458
Air Lease Corp.	30,631	952,011
Alaska Air Group, Inc.	12,423	911,476
Altra Industrial Motion Corp.	12,179	416,765
American Science & Engineering, Inc.	6,535	469,932
Applied Industrial Technologies, Inc.	11,616	570,229
Beacon Roofing Supply, Inc.*	36,390	1,465,789
Chart Industries, Inc.*	14,660	1,402,082
CIRCOR International, Inc.	7,800	630,084
Comfort Systems USA, Inc.	21,400	414,946
The Corporate Executive Board Co.	6,831	528,924
Curtiss-Wright Corp.	4,800	298,704
Deluxe Corp.	30,800	1,607,452
DXP Enterprises, Inc.*	3,867	445,478
EnerSys, Inc.	55,655	3,900,858
Exponent, Inc.	4,800	371,712
Franklin Electric Co., Inc.	7,613	339,844
Generac Holdings, Inc.	43,384	2,457,270
Healthcare Services Group, Inc.	99,360	2,818,843
Hexcel Corp.*	11,455	511,924
Hyster-Yale Materials Handling, Inc.	4,964	462,446
ITT Corp.	16,071	697,803
JetBlue Airways Corp.*	91,189	779,666
Knoll, Inc.	13,108	240,007
Matson, Inc.	33,190	866,591
Meritor, Inc.*	8,550	89,176

	Shares	Value
The Middleby Corp.*	307	$73,671
On Assignment, Inc.*	16,185	565,180
Proto Labs, Inc.*	4,331	308,281
RBC Bearings, Inc.*	6,661	471,266
Rexnord Corp.*	29,076	785,343
RPX Corp.*	31,040	524,576
Spirit Airlines, Inc.*	17,566	797,672
Swift Transportation Co.*,1	59,227	1,315,432
TAL International Group, Inc.*,1	6,865	393,708
Taser International, Inc.*	26,140	415,103
Trex Co., Inc.*	9,355	744,003
Triumph Group, Inc.	13,650	1,038,356
United Stationers, Inc.	12,071	553,938
US Ecology, Inc.	7,200	267,768
WageWorks, Inc.*	12,987	771,947
Wesco Aircraft Holdings, Inc.*	48,590	1,065,093
Total Industrials		37,382,801
Information Technology - 23.7%
Acxiom Corp.*	13,403	495,643
Anixter International, Inc.	10,465	940,176
Applied Micro Circuits Corp.*	125,192	1,675,069
Aruba Networks, Inc.*	111,340	1,992,986
Aspen Technology, Inc.*	24,337	1,017,286
CACI International, Inc., Class A*	9,104	666,595
Cardtronics, Inc.*	13,700	595,265
Ceva, Inc.*	60,940	927,507
Chegg, Inc.*,1	14,300	121,693
Ciena Corp.*	41,667	997,091
Cirrus Logic, Inc.*,1	16,579	338,709
Cognex Corp.	21,443	818,694
CommVault Systems, Inc.*	12,207	914,060
comScore, Inc.*	10,200	291,822
Concur Technologies, Inc.*,1	1,689	174,271
Cornerstone OnDemand, Inc.*	2,771	147,805
CoStar Group, Inc.*	8,472	1,563,762
Cray, Inc.*	2,600	71,396
CSG Systems International, Inc.	12,700	373,380
Daktronics, Inc.	35,100	550,368
Dealertrack Technologies, Inc.*	7,684	369,447
Electronics For Imaging, Inc.*	18,276	707,829
Ellie Mae, Inc.*	60,190	1,617,305
Envestnet, Inc.*	39,671	1,598,741
EPAM Systems, Inc.*	16,119	563,198
Euronet Worldwide, Inc.*	24,987	1,195,628
EVERTEC, Inc.	16,383	404,005

The accompanying notes are an integral part of these financial statements. 10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 23.7% (continued)
FARO Technologies, Inc.*	12,154	$708,578
Heartland Payment Systems, Inc.	18,006	897,419
iGATE Corp.*	34,789	1,397,126
Imperva, Inc.*	33,730	1,623,425
Inphi Corp.*	60,671	782,656
InvenSense, Inc.*,1	113,681	2,362,291
IPG Photonics Corp.*,1	13,424	1,041,837
Luxoft Holding, Inc.*	7,200	273,456
Manhattan Associates, Inc.*	7,664	900,366
MAXIMUS, Inc.	92,710	4,078,313
NetSuite, Inc.*	687	70,775
Nimble Storage, Inc.*	700	31,710
OpenTable, Inc.*	26,419	2,096,876
Pandora Media, Inc.*	20,034	532,904
Pegasystems, Inc.	13,094	643,963
Plantronics, Inc.	2,823	131,128
Plexus Corp.*	15,100	653,679
Power Integrations, Inc.	11,938	666,379
Procera Networks, Inc.*	54,770	822,645
Progress Software Corp.*	5,234	135,194
PTC, Inc.*	3,238	114,593
QLIK Technologies, Inc.*	43,850	1,167,725
RealPage, Inc.*	23,362	546,204
Rocket Fuel, Inc.*,1	3,632	223,332
Shutterstock, Inc.*	9,402	786,289
Silver Spring Networks, Inc.*	26,057	547,197
Splunk, Inc.*	6,934	476,158
SPS Commerce, Inc.*	24,890	1,625,317
SS&C Technologies Holdings, Inc.*	10,270	454,550
Stratasys, Ltd.*	4,122	555,233
SunEdison, Inc.*	41,834	545,934
SunPower Corp.*,1	40,050	1,193,890
Synaptics, Inc.*,1	33,429	1,731,957
Synchronoss Technologies, Inc.*	51,640	1,604,455
Syntel, Inc.*	6,155	559,797
TiVo, Inc.*	40,600	532,672
Trulia, Inc.*,1	10,940	385,854
Tyler Technologies, Inc.*	5,313	542,617
Ubiquiti Networks, Inc.*,1	22,596	1,038,512
The Ultimate Software Group, Inc.*	3,302	505,932
Ultra Clean Holdings, Inc.*	38,200	383,146
Unisys Corp.*	24,235	813,569
ValueClick, Inc.*	15,963	373,055
VistaPrint NV*	11,429	649,739

	Shares	Value
Web.com Group, Inc.*	23,645	$751,675
WebMD Health Corp.*	26,413	1,043,314
Xoom Corp.*	18,299	500,844
Yelp, Inc.*	9,938	685,225
Zillow, Inc., Class A*,1	6,210	507,543
Total Information Technology		61,826,779
Materials - 1.8%
American Vanguard Corp.	22,118	537,246
Eagle Materials, Inc.	4,409	341,389
Ferro Corp.*	33,100	424,673
Flotek Industries, Inc.*	16,907	339,323
Globe Specialty Metals, Inc.	5,100	91,851
Minerals Technologies, Inc.	10,110	607,308
Olin Corp.	24,036	693,439
PH Glatfelter Co.	8,600	237,704
Quaker Chemical Corp.	2,300	177,261
Stepan Co.	1,521	99,823
US Silica Holdings, Inc.[1]	19,619	669,204
Worthington Industries, Inc.	11,013	463,427
Total Materials		4,682,648
Telecommunication Services - 0.2%
Inteliquent, Inc.	49,400	564,148
Total Common Stocks (cost $187,151,243)		253,292,596

	Principal Amount
Short-Term Investments - 8.8%
Repurchase Agreements - 6.0%[2]
Cantor Fitzgerald Securities, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $3,746,687 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 01/15/14 - 05/01/51, totaling $3,821,619)	$3,746,685	3,746,685
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $3,746,689 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $3,821,619)	3,746,685	3,746,685
Deutsche Bank Securities, Inc., dated 12/31/13, due 01/02/14, 0.030%, total to be received $3,746,691 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 01/24/14 - 02/01/47, totaling $3,821,620)	3,746,685	3,746,685

The accompanying notes are an integral part of these financial statements. 11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Repurchase Agreements - 6.0% (continued)[2]
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $3,746,687 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $3,821,619)	$3,746,685	$3,746,685
RBC Capital Markets LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $788,765 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $804,541)	788,765	788,765
Total Repurchase Agreements		15,775,505

	Shares	Value
Other Investment Companies - 2.8%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	7,210,455	$7,210,455
Total Short-Term Investments (cost $22,985,960)		22,985,960
Total Investments - 106.1% (cost $210,137,203)		276,278,556
Other Assets, less Liabilities - (6.1)%		(15,901,677)
Net Assets - 100.0%		$260,376,879

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $212,371,603 for Federal income tax purposes at December 31, 2013, the aggregate gross unrealized appreciation and/or depreciation were $66,387,610 and $2,480,657, respectively, resulting in net unrealized appreciation of investments of $63,906,953.

*	Non-income producing security.
[1]	Some or all of these shares, amounting to a market value of $15,519,285, or 6.0% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2013: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Special Equity Fund
Investments in Securities
Common Stocks†	$253,292,596	—	—	$253,292,596
Short-Term Investments
Repurchase Agreements	—	$15,775,505	—	15,775,505
Other Investment Companies	7,210,455	—	—	7,210,455

Total Investments in Securities	$260,503,051	$15,775,505	—	$276,278,556

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2013, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments at value* (including securities on loan valued at $15,519,285)	$276,278,556
Receivable for investments sold	1,141,382
Receivable for Fund shares sold	188,481
Dividends, interest and other receivables	141,345
Receivable from affiliate	30,602
Prepaid expenses	10,257
Total assets	277,790,623
Liabilities:
Payable upon return of securities loaned	15,775,505
Payable for investments purchased	917,159
Payable for fund shares repurchased	357,456
Accrued expenses:
Investment management and advisory fees	194,540
Administrative fees	54,039
Shareholder servicing fees - Service Class	49,871
Trustee fees & expenses	319
Other	64,855
Total liabilities	17,413,744

Net Assets	$260,376,879
Net Assets Represent:
Paid-in capital	$366,343,394
Accumulated net realized loss from investments	(172,107,868)
Net unrealized appreciation of investments	66,141,353
Net Assets	$260,376,879
Service Class:[1]
Net Assets	$240,161,734
Shares outstanding	2,752,748
Net asset value, offering and redemption price per share	$87.24
Institutional Class:
Net Assets	$20,215,145
Shares outstanding	227,466
Net asset value, offering and redemption price per share	$88.87
* Investments at cost	$210,137,203

[1]	Effective April 1, 2013, all Managers Class shares were renamed Service Class shares.

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the year ended December 31, 2013

Investment Income:
Dividend income	$1,158,898 [1]
Securities lending income	345,532
Interest income	117
Foreign withholding tax	(62)
Total investment income	1,504,485
Expenses:
Investment management and advisory fees	2,056,860
Administrative fees	571,350
Shareholder servicing fees - Service Class	525,485
Custodian	82,974
Transfer agent	46,557
Extraordinary expense	42,161
Registration fees	36,738
Reports to shareholders	32,127
Professional fees	27,137
Trustees fees and expenses	7,426
Miscellaneous	5,550
Total expenses before offsets	3,434,365
Expense reimbursements	(329,832)
Expense reductions	(22,212)
Net expenses	3,082,321

Net investment loss	(1,577,836)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	38,493,547
Net change in unrealized appreciation (depreciation) of investments	46,619,827
Net realized and unrealized gain	85,113,374

Net increase in net assets resulting from operations	$83,535,538

[1]	Includes non-recurring dividends of $228,870.

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

For the year ended December 31,

	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(1,577,836)	$(882,960)
Net realized gain on investments	38,493,547	30,311,197
Net change in unrealized appreciation (depreciation) of investments	46,619,827	(4,258,379)
Net increase in net assets resulting from operations	83,535,538	25,169,858
Capital Share Transactions:
Service Class:[1]
Proceeds from sale of shares	21,176,797 [2]	13,657,712
Cost of shares repurchased	(41,893,771)	(96,985,080)
Net decrease from Service Class transactions	(20,716,974)	(83,327,368)
Institutional Class:
Proceeds from sale of shares	3,684,537	4,033,024
Cost of shares repurchased	(6,675,707)	(3,145,437)
Net increase (decrease) from Institutional Class transactions	(2,991,170)	887,587
Net decrease from capital share transactions	(23,708,144)	(82,439,781)
Total increase (decrease) in net assets	59,827,394	(57,269,923)
Net Assets:
Beginning of year	200,549,485	257,819,408
End of year	$260,376,879	$200,549,485
End of year undistributed net investment loss	—	$(37,506)

Share Transactions:
Service Class:[1]
Sale of shares	268,811	228,746
Shares repurchased	(577,866)	(1,640,865)
Net decrease in shares	(309,055)	(1,412,119)
Institutional Class:
Sale of shares	47,944	67,753
Shares repurchased	(87,967)	(52,036)
Net increase (decrease) in shares	(40,023)	15,717

[1]	Effective April 1, 2013, all Managers Class shares were renamed Service Class shares.
[2]	Includes a contribution of capital by the Investment Manager. (See Note 2 in the Notes to the Financial Statements.)

The accompanying notes are an integral part of these financial statements.

16

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Service Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$60.14	$54.51	$52.71	$39.60	$30.28
Income from Investment Operations:
Net investment loss[1]	(0.52)[4]	(0.24)[5]	(0.50)	(0.41)	(0.34)
Net realized and unrealized gain on investments[1]	27.62	5.87	2.30	13.52	9.66
Total from investment operations	27.10	5.63	1.80	13.11	9.32
Net Asset Value, End of Year	$87.24	$60.14	$54.51	$52.71	$39.60
Total Return[2]	45.06%[10]	10.35%[6]	3.41%[6]	33.11%	30.78%
Ratio of net expenses to average net assets (with offsets/reductions)	1.37%[7]	1.35%[8]	1.37%[9]	1.48%	1.58%
Ratio of expenses to average net assets (with offsets)	1.38%[7]	1.36%[8]	1.38%	1.50%	1.61%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.52%[7]	1.55%[8]	1.54%	1.55%	1.61%
Ratio of net investment loss to average net assets[2]	(0.71)%[7]	(0.40)%[8]	(0.89)%	(0.95)%	(1.08)%
Portfolio turnover	129%	107%	126%	138%	186%
Net assets at end of year (000’s omitted)	$240,162	$184,142	$243,858	$278,701	$221,159

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$61.34	$55.45	$53.43	$40.04	$30.56
Income from Investment Operations:
Net investment loss[1]	(0.34)[4]	(0.05)[5]	(0.29)	(0.30)	(0.26)
Net realized and unrealized gain (loss) on investments[1]	27.87	5.94	2.31	13.69	9.74
Total from investment operations	27.53	5.89	2.02	13.39	9.48
Net Asset Value, End of Year	$88.87	$61.34	$55.45	$53.43	$40.04
Total Return[2]	44.88%	10.62%	3.78%	33.44%[6]	31.02%[6]
Ratio of net expenses to average net assets (with offsets/reductions)	1.12%[7]	1.10%[8]	1.12%[9]	1.23%	1.33%
Ratio of expenses to average net assets (with offsets)	1.13%[7]	1.11%[8]	1.13%	1.25%	1.36%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.27%[7]	1.30%[8]	1.29%	1.30%	1.36%
Ratio of net investment loss to average net assets[2]	(0.46)%[7]	(0.08)%[8]	(0.53)%	(0.70)%	(0.83)%
Portfolio turnover	129%	107%	126%	138%	186%
Net assets at end of year (000’s omitted)	$20,215	$16,407	$13,961	$4,786	$8,028

17

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.59) and $(0.41) for the Service Class and Institutional Class, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.45) and $(0.27) for the Service Class and Institutional Class, respectively.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[7]	Includes non-routine extraordinary expenses amounting to 0.018% and 0.018% of average net assets for the Service Class and Institutional Class, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.003% and 0.004% of average net assets for the Service Class and Institutional Class, respectively.
[9]	Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 1.11% from 1.14%. For the period April 1, 2011 through June 30, 2011, the Fund’s expense cap was 1.14%. From January 1, 2011 through March 31, 2011, the Fund’s expense cap was 1.19%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[10]	The total return would have been 44.56% had the capital contribution of $851,162 not been included. (See Note 2 of Notes to Financial Statements.)

18

Notes to Financial Statements

December 31, 2013

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

Effective April 1, 2013, Managers Class shares were renamed Service Class shares. The Fund offers both Service Class shares and Institutional Class shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/ or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the

19

Notes to Financial Statements (continued)

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2013, the amount by which the Fund’s expenses were reduced and the impact on the expense ratio, if any, was: $22,212 or 0.01%.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2013, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for the Fund equaled $7.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d.	Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are primarily due to differing treatments for losses deferred due to excise tax regulations and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital.

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$169,873,468
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income

20

Notes to Financial Statements (continued)

requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration date listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
	Short-Term	Long-Term	December 31,
(Pre-Enactment)	$169,873,468	—	2017

Total	$169,873,468	—

For the year ended December 31, 2013, the Fund utilized capital loss carryovers in the amount of $35,616,923.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 51%. Transactions by these shareholders may have a material impact on the Fund.

h.	Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding was $15,775,505.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average net assets. For the year ended December 31, 2013, the Fund paid an investment management fee at the annual rate, of 0.90% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.11% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount. For the year ended December 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

21

Notes to Financial Statements (continued)

Reimbursement Available - 12/31/12	$994,147
Additional Reimbursements	329,832
Repayments	—
Expired Reimbursements	(108,681)

Reimbursement Available - 12/31/13	$1,215,298

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For the Service Class shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the year ended December 31, 2013, was as follows:

	Maximum Amount Allowed	Actual Amount Incurred

Service Class	0.25%	0.25%

During the period, the Service Class of the Managers Special Equity Fund recorded a capital contribution by the Investment Manager of $851,162. The contribution represented a payment in connection with the reallocation of certain shareholder servicing expenses for which the Class had reimbursed the Investment Manager in prior periods, plus interest.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. The Fund lent varying amounts not exceeding $2,064,237, for four days receiving interest of $116. The interest amount is included in the Statement of Operations as interest income. At December 31, 2013, the Fund had no loans outstanding.

For the year ended December 31, 2013, the Fund executed the following transactions at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board:

January 15, 2013 – bought 900 shares of Maximus, Inc. at $67.19 from Lord Abbett Research Fund, Small-Cap Value Series.

January 17, 2013 – bought 1,100 shares of Chemtura Corp at $23.75 from Lord Abbett Securities Trust – Value Opportunities Fund.

March 1, 2013 – bought 800 shares of Energy XXI Bermuda at $29.11 from Lord Abbett Small Cap Blend.

March 4, 2013 – bought 400 shares of Chart Industries at $79.03 from Lord Abbett Bond Debenture Fund.

March 7, 2013 – sold 4,790 shares of Sarepta Therapeutics, Inc. at $29.79 to Lord Abbett Series Fund – Fundamental Equity Portfolio.

March 11, 2013 – sold 2,148 shares of Sarepta Therapeutics, Inc. at $30.41 to Lord Abbett Series Fund – Fundamental Equity Portfolio.

22

Notes to Financial Statements (continued)

June 26, 2013 – bought 300 shares of Shutterstock, Inc. at $49.75 from Lord Abbett Micro Cap Growth Fund.

July 8, 2013 – bought 600 shares of K12, Inc. at $29.11 from Lord Abbett Small Cap Blend.

July 31, 2013 – bought 70 shares of Xoom Corp. at $33.59 from Lord Abbett Micro Cap Growth Fund.

September 18, 2013 – bought 200 shares of Xoom Corp. at $31.25 from Lord Abbett Micro Cap Growth Fund.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were $286,042,278 and $311,967,596, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of cash collateral available for return to the borrower due to any loss on the collateral invested.

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However based on experience, the Fund has had no prior claims or losses and expects the risk of loss to be remote.

6.	Master Netting Agreements

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Fund’s open securities lending, repurchase agreements and derivatives which are subject to a master netting agreement as of December 31, 2013:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Securities lending	$15,519,285	—	$15,519,285	—	$15,519,285	—
Repurchase agreements	15,775,505	—	15,775,505	$15,775,505	—	—

Total	$31,294,790	—	$31,294,790	$15,775,505	$15,519,285	—

7.	Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Fund’s Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

The Fund has determined that no other material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

23

Notes to Financial Statements (continued)

Tax Information (unaudited)

Managers Special Equity Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2013 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Special Equity Fund hereby designates $0, as a capital gain distribution with respect to the taxable fiscal year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2014

25

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Fundsin Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

26

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

27

Proxy Results

A special meeting of shareholders of The Managers Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Fund and the proposals to amend and restate the declaration of trust for Managers Special Equity Fund; the proposals did not pass. The proposals and results of the votes are summarized below.

	All Funds in Trust
The Managers Funds	For	Withheld
Election of Directors	(rounded to the nearest share)
Bruce Bingham	65,917,039	1,383,823
William E. Chapman, II	65,845,907	1,383,823
Edward J. Kaier	65,890,088	1,410,774
Steven J. Paggioli	65,893,710	1,407,152
Erik Rakowski	65,933,611	1,367,251
Thomas R. Schneeweis	65,859,260	1,441,603
Christine C. Carsman	65,864,037	1,436,825
Kurt Keilhacker	65,831,496	1,469,366
Richard F. Powers III	65,677,238	1,623,624
Victoria Sassine	65,719,903	1,580,960

	Managers Special Equity Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	600,126	79,789	35,868	519,824
Borrowing	590,635	88,986	36,162	519,824
Lending	592,435	87,200	36,149	519,824
The Underwriting of Securities	596,972	81,074	37,738	519,824
Purchasing and Selling Commodities	601,233	77,963	36,588	519,824
Purchasing and Selling Real Estate	601,570	78,453	35,761	519,824
Diversification of Investments	614,034	65,036	36,714	519,824
Concentrating Investments in a Particular Industry	595,340	81,743	38,700	519,824
Transactions with Interested of Affiliated Persons	579,546	99,318	36,920	519,824

	Managers Special Equity Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	602,031	71,560	42,193	519,824
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	588,267	85,966	41,561	519,824
Other Changes	585,816	85,314	44,508	519,824

28

Proxy Results (continued)

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	44,576,200	1,298,370	1,144,841	20,281,451
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	43,853,835	2,022,968	1,142,608	20,281,451
Other Changes	43,838,090	2,045,006	1,136,168	20,281,451

29

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoice™ Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset value per share for the Fund is available on the Fund’s Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers Funds

December 31, 2013

Managers Bond Fund

Service Class: MGFIX	Institutional Class: MGBIX

AR019-1213

Managers Bond Fund

Annual Report—December 31, 2013

Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	16

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	19
Balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	20
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	21
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	22
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	23

NOTES TO FINANCIAL STATEMENTS	24
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

TRUSTEES AND OFFICERS	31

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*

Managers Bond Fund

Service Class**

Based on Actual Fund Return	0.99%	$1,000	$1,025	$5.05

Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

Institutional Class***

Based on Actual Fund Return	0.89%	$1,000	$1,025	$4.54

Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in period (184), then divided by 365.
**	Formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013.
***	Commenced operations April 1, 2013.

3

Managers Bond Fund

Portfolio Manager’s Comments

The Year in Review

The Managers Bond Fund Service Class returned 1.06% for the year ended December 31, 2013, beating the Barclay’s U.S. Government/ Credit Index, which returned (2.35)%.

During the year, the Fund delivered solid relative performance versus the benchmark. At the beginning of 2013, the Fund solidly outperformed the benchmark with strong performance due to exposure to investment grade corporates and out-of-benchmark allocations, with high yield, convertible securities and select credits within our non-U.S. Dollar denominated holdings providing the bulk of excess returns. In the first three months of 2013, despite appreciation of the U.S. Dollar, individual currencies rallied on the stream of good news from the United States.

The second quarter was the only quarter the Fund underperformed during the year. During that time, credit markets struggled as details concerning the potential tapering of the U.S. Fed’s asset purchasing program prompted investor fears of interest rates rising sooner rather than later. Macroeconomic indicators, led by those pertaining to the domestic housing market, were largely positive, underscoring the potential for upside risks associated with the U.S. recovery. Concurrently, slower growth in China spurred turbulence in the emerging markets and commodity currencies. The majority of the Fund’s dour showing during this time was due to the Fund’s exposure to investment grade financials and non-U.S. Dollar denominated issues.

The Fund did, however, generate positive returns in the third quarter with strong showings in July and September being tempered by resurgent volatility in the credit markets throughout August. Outperformance was generally due to holdings of convertible securities and non-USD denominated debt in the Portfolio. Strong showings by individual convertible names allowed the sector to contribute positively to returns during time.

The Fund also put forth positive returns in the fourth quarter with a strong showing in October and modestly positive contributions in December being tempered by resurgent volatility in the credit markets throughout November. The U.S. Fed announced in their December meeting that the pace of purchases made as part of their quantitative easing program would be slowed beginning in January of 2014. U.S. macroeconomic indicators, specifically those pertaining to the housing market, were largely positive during the final quarter, bolstering sections of the credit markets in the bookend months as it appeared that the domestic recovery continued to progress. Strong showings by individual convertible names allowed the sector to contribute positively to returns towards the end of the year. A considerable rally in the stock market during much of the fourth quarter, specifically in the latter half of December, also served to buoy equity sensitive issues. High Yield produced positive returns during this time as investors continued to parse through higher beta assets in their search for yield.

LOOKING FORWARD

After months of anxiety among investors, the Federal Reserve (the Fed) took a first step toward exiting its third quantitative easing (QE) program. However, the Fed has made it clear that the federal funds target rate will remain at zero long after tapering is complete. This forward guidance has become the tool of choice, a policy shift that will be reinforced by incoming Fed Chair, Janet Yellen. Investors have now had months to prepare for a reduction in QE, and when tapering was announced in December (earlier than many had expected), markets barely took notice. Importantly, the U.S. economy appears to be approaching “escape velocity.” So, a gradual removal of excessive monetary stimulus ought to be welcome news, and the fourth quarter’s well-behaved bond market supports that case. Government bonds suffered minor losses as yields rose incrementally, while corporate credit performed well. In fact, both U.S. and European credit spreads tightened to levels not seen since 2007. Even emerging market sovereign credit had a relatively decent fourth quarter, but the asset class was still negative for the year and a notable outlier among the credit sectors.

In 2013, the end of household deleveraging was a significant turning point for the U.S. economy. Aggregate household liabilities rose for the first time since 2009, and there are early signs that consumer spending is making a comeback. As equity prices and home values rebounded, it was only a matter of time before household net worth was restored and the wealth effect kicked in, causing consumers to borrow and spend. And with most of the fiscal drag from the sequester behind us, the U.S. now appears to be poised for stronger growth, more than at any other time since the Great Recession.

Japan has continued to pull itself out of deflation, but “Abenomics” appears, at least initially, to be incrementally successful. However, wage growth and labor market reforms will need to materialize before Japan can achieve its escape velocity. In Europe, multiple signs of a sustainable (albeit muted) recovery have been emerging. Ireland successfully exited its sovereign bailout program, unemployment rates in the peripheral economies have stopped rising or have begun to fall, and industrial activity seems to be picking up across the region on the back of solid export growth. Improving global growth, low inflation and still highly accommodative monetary policy created a positive environment for global credit, especially high yield and equity-linked assets, in 2013.

Overall, we expect fixed income returns to be lackluster in 2014. There is not much juice left to squeeze from corporate credit markets where spreads are currently razor thin. However, high yield and floating-rate products, such as bank loans, are likely to repeat 2013’s strong performance. As a consequence of the U.S. leading a global economic acceleration in 2013, U.S. Treasurys were the worst performing developed government bond market for the year. We expect government bonds will be flat in 2014, if not slightly negative, and non-U.S. government bonds, especially those in peripheral Europe, should outperform U.S. Treasurys. Emerging market (EM) sovereigns could make a comeback in 2014. The discount of EM sovereigns to corporate credit is presently at a four-year high. But, investors will need to be selective in this space, since many developing countries have experienced deteriorating fundamentals as a result of sliding commodity prices.

We believe the key risk going into 2014 is the “upside” growth scenario. Should the economy gallop ahead too quickly and inflation move higher, the markets will test the Fed’s forward guidance, and we could see a repeat of last summer’s bond market rout. Otherwise, in an environment of stronger global growth and dovish central bank policy, risk assets should perform well.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

4

Managers Bond Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund Service Class on December 31, 2003, to a $10,000 investment made in the Barclays U.S. Government/Credit Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Bond Fund and the Barclays U.S. Government/Credit Bond Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date

Managers Bond Fund[2,3,4,5]
Service Class[6]	1.06%	11.71%	6.10%	8.81%	6/1/1984
Institutional Class[7]	—	—	—	(0.48)%	4/1/2013
Barclays U.S. Government/Credit Bond Index[8]	(2.35)%	4.40%	4.52%	7.92%	6/1/1984	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset value per share for the Fund is available on the Fund’s Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[6]	Formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013.
[7]	Commenced operations April 1, 2013.
[8]	The Barclays U.S. Government/Credit Bond Index is an index of investment-grade government and corporate bonds with a maturity rate of more than one year. Unlike the Fund, the Barclays U.S. Government/ Credit Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Bond Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Category	Managers Bond Fund**
Corporate Bonds and Notes	62.4%
U.S. Government and Agency Obligations	20.8%
Foreign Government and Agency Obligations	5.0%
Asset-Backed Securities	2.4%
Municipal Bonds	1.3%
Common Stocks	1.2%
Mortgage-Backed Securities	0.8%
Preferred Stocks	0.6%
Other Assets and Liabilities	5.5%

**	As a percentage of net assets.

Rating	Managers Bond Fund***
U.S. Treasury & Agency	22.4%
Aaa	4.0%
Aa	2.9%
A	20.3%
Baa	38.2%
Ba & lower	9.7%
Not Rated	2.5%

***	As a percentage of market value of fixed income securities.

Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
U.S. Treasury Notes, 0.250%, 05/31/14*	9.8%
U.S. Treasury Notes, 0.250%, 02/28/14*	3.9
U.S. Treasury Bonds, 2.875%, 05/15/43*	2.3
U.S. Treasury Bonds, 2.750%, 11/15/42*	2.0
Southwestern Electric Power Co., 6.450%, 01/15/19*	2.0
Merrill Lynch & Co., Inc., 6.110%, 01/29/37*	1.8
EQT Corp., 6.500%, 04/01/18*	1.8
Springleaf Finance Corp., 7.750%, 10/01/21	1.5
Citigroup, Inc., 6.250%, 06/29/17	1.4
Panhandle Eastern Pipe Line Co., L.P., 7.000%, 06/15/18	1.3

Top Ten as a Group	27.8%

*	Top Ten Holding at June 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount†		Value
Asset-Backed Securities - 2.4%
Chase Issuance Trust, Series 2007-B1, Class B-1, 0.417%, 04/15/19 (01/15/14)[1]		$17,040,000	$16,834,583
FAN Engine Securitization, Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/43 (a)[2]		12,632,000	12,442,520
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 07/20/31 (a)		4,394,382	4,521,212
Sierra Receivables Funding Co., LLC, Series 2010-2A, Class A, 3.840%, 11/20/25 (a)		4,713,545	4,760,365
Trinity Rail Leasing, L.P.,
Series 2009-1A, Class A, 6.657%, 11/16/39 (a)		4,176,084	4,741,271
Series 2012-1A, Class A1, 2.266%, 01/15/43 (a)		3,356,331	3,296,951
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 07/15/41 (a)		7,683,326	8,069,889
World Financial Network Credit Card Master Trust, Series 2010-A, 6.750%, 04/15/19		1,000,000	1,074,546
Total Asset-Backed Securities (cost $53,175,366)			55,741,337

	Shares
Common Stocks - 1.2%
PPG Industries, Inc. (Materials) (cost $10,696,329)		145,736	27,640,290

	Principal Amount†
Corporate Bonds and Notes - 62.4%
Financials - 28.4%
Ally Financial, Inc., 8.000%, 11/01/31		$1,267,000	1,515,649
Alta Wind Holdings LLC, 7.000%, 06/30/35 (a)		7,402,698	7,831,240
American International Group, Inc.,
8.175%, 05/15/58[3]		10,530,000	12,741,300
MTN, 5.450%, 05/18/17		485,000	542,094
MTN, Series G, 5.850%, 01/16/18		1,940,000	2,225,277
Bank of America Corp.,
7.625%, 06/01/19		2,906,000	3,604,390
MTN, 5.000%, 05/13/21		2,475,000	2,704,613
Camden Property Trust, 5.700%, 05/15/17		5,205,000	5,786,425
Cantor Fitzgerald, L.P.,
6.375%, 06/26/15 (a), (b)		5,025,000	5,188,312
7.875%, 10/15/19 (a)[2]		3,145,000	3,302,250
Citigroup, Inc.,
5.500%, 10/15/14		8,298,000	8,606,254
6.125%, 08/25/36		10,760,000	11,471,989
6.250%, 06/29/17	NZ	D37,108,000	31,207,341
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands,
3.375%, 01/19/17		1,930,000	2,032,078
3.875%, 02/08/22		11,250,000	11,311,324
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		13,725,000	15,390,268
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000	2,459,237
6.500%, 01/15/18		5,000,000	5,713,985
Equifax, Inc., 7.000%, 07/01/37		4,421,000	5,038,114

The accompanying notes are an integral part of these financial statements.

7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Financials - 28.4% (continued)
Equity One, Inc., 6.000%, 09/15/17		$5,915,000	$6,622,884
Export-Import Bank of Korea, 8.300%, 03/15/14 (a)	IDR	1,400,000,000	112,736
First Industrial, L.P., 5.950%, 05/15/17		15,000,000	16,287,945
General Electric Capital Corp.,
6.500%, 09/28/15	NZD	15,265,000	12,986,517
GMTN, 4.250%, 01/17/18	NZD	5,010,000	3,985,178
GMTN, 5.500%, 02/01/17[4]	NZD	6,250,000	5,245,400
GMTN, 6.750%, 09/26/16	NZD	6,390,000	5,474,842
GMTN, 7.625%, 12/10/14	NZD	9,365,000	7,948,270
The Goldman Sachs Group, Inc.,
3.375%, 02/01/18	CAD	1,700,000	1,616,028
6.750%, 10/01/37		14,590,000	16,232,032
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000	4,052,401
7.500%, 04/15/18		2,405,000	2,806,676
ICICI Bank, Ltd., 6.375%, 04/30/22 (a)[3]		900,000	861,750
iStar Financial, Inc.,
5.850%, 03/15/17		325,000	348,156
5.875%, 03/15/16		1,340,000	1,435,475
6.050%, 04/15/15		250,000	262,813
Jefferies Group LLC, 5.125%, 01/20/23		8,800,000	8,900,901
JPMorgan Chase & Co.,
4.250%, 11/02/18	NZD	7,360,000	5,705,324
7.700%, 06/01/16 (a)	IDR	19,000,000,000	1,498,377
EMTN, 1.049%, 05/30/17[3]	GBP	1,500,000	2,390,790
Lloyds Bank PLC, 6.500%, 09/14/20 (a)		17,940,000	20,393,116
Marsh & McLennan Cos., Inc., 5.875%, 08/01/33		8,295,000	8,824,362
MBIA Insurance Corp., 11.504%, 01/15/33 (01/15/14) (a)[1]		525,000	396,375
Merrill Lynch & Co., Inc.,
6.050%, 05/16/16		900,000	990,202
6.110%, 01/29/37		38,050,000	41,035,822
EMTN, 4.625%, 09/14/18[4]	EUR	1,750,000	2,606,583
MTN, Series C, 6.050%, 06/01/34		22,100,000	23,038,698
Morgan Stanley,
0.724%, 10/15/15 (01/15/14)[1]		300,000	299,367
2.125%, 04/25/18[4]		13,225,000	13,110,934
3.450%, 11/02/15		2,360,000	2,456,538
3.750%, 02/25/23		13,790,000	13,418,566
5.750%, 01/25/21		175,000	197,971
GMTN, 5.500%, 01/26/20		500,000	561,286
GMTN, 5.500%, 07/24/20		15,210,000	17,010,879
GMTN, 8.000%, 05/09/17	AUD	8,100,000	7,942,057
MTN, 0.696%, 10/18/16 (01/21/14)[1]		2,000,000	1,983,528
MTN, 4.100%, 05/22/23		12,910,000	12,493,665

The accompanying notes are an integral part of these financial statements.

8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Financials - 28.4% (continued)
Morgan Stanley,
MTN, 5.625%, 09/23/19		$7,500,000	$8,525,145
MTN, 6.250%, 08/09/26		11,000,000	12,713,833
MTN, 6.625%, 04/01/18		3,095,000	3,621,441
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000	15,669,789
National City Bank of Indiana, 4.250%, 07/01/18		6,310,000	6,689,445
National City Corp., 6.875%, 05/15/19		1,905,000	2,257,303
National Life Insurance Co., 1.050%, 09/15/39 (a)		5,000,000	6,594,605
Newfield Exploration Co., 5.625%, 07/01/24		6,320,000	6,288,400
Old Republic International Corp., 3.750%, 03/15/18[5]		15,805,000	19,657,469
The Penn Mutual Life Insurance Co., 7.625%, 06/15/40 (a)		8,885,000	11,142,305
ProLogis, L.P.,
5.625%, 11/15/15		345,000	366,851
5.750%, 04/01/16		280,000	307,045
Realty Income Corp.,
5.750%, 01/15/21		1,435,000	1,586,929
6.750%, 08/15/19		6,240,000	7,305,162
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22		4,650,000	4,752,305
Santander Financial Issuances, Ltd., 7.250%, 11/01/15		500,000	538,170
Santander Issuances SAU,
5.911%, 06/20/16 (a)		1,100,000	1,165,688
6.500%, 08/11/19 (a)[3,4]		900,000	924,562
Santander US Debt SAU, 3.724%, 01/20/15 (a)		2,700,000	2,753,803
Simon Property Group, L.P., 5.750%, 12/01/15		445,000	482,006
Sirius International Group, Ltd., 6.375%, 03/20/17 (a)		4,555,000	4,937,082
SLM Corp.,
5.000%, 04/15/15		50,000	52,312
5.500%, 01/25/23		18,070,000	17,069,139
8.450%, 06/15/18		13,965,000	16,269,225
MTN, 4.875%, 06/17/19		2,040,000	2,032,764
MTN, 5.500%, 01/15/19		1,695,000	1,758,990
Societe Generale SA, 5.200%, 04/15/21 (a)		7,000,000	7,694,792
Springleaf Finance Corp.,
7.750%, 10/01/21		31,730,000	34,268,400
8.250%, 10/01/23		12,695,000	13,742,338
MTN, 5.400%, 12/01/15		5,000,000	5,200,000
MTN, Series J, 6.900%, 12/15/17		12,890,000	14,088,770
WEA Finance LLC/WT Finance Australia Pty., Ltd., 6.750%, 09/02/19 (a)		8,325,000	9,898,467
Total Financials			650,561,119
Industrials - 26.8%
Alcatel-Lucent USA, Inc.,
6.450%, 03/15/29		4,335,000	3,836,475
6.500%, 01/15/28[4]		305,000	266,875
America Movil SAB de CV, Series 12, 6.450%, 12/05/22	MXN	1,693,000	11,949,106

The accompanying notes are an integral part of these financial statements.

9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Industrials - 26.8% (continued)
American Airlines 2013-1 Class A Pass Through Trust, 4.000%, 07/15/25 (a)	$2,400,000	$2,322,000
APL, Ltd., 8.000%, 01/15/24[2]	250,000	235,000
ArcelorMittal,
6.000%, 03/01/21 (b)[4]	150,000	159,000
6.125%, 06/01/18	4,580,000	5,026,550
6.750%, 02/25/22 (b)[4]	1,600,000	1,740,000
7.250%, 03/01/41 (b)[4]	11,065,000	10,567,075
7.500%, 10/15/39 (b)	6,604,000	6,488,430
CenturyLink, Inc.,
Series P, 7.600%, 09/15/39	9,335,000	8,308,150
Series S, 6.450%, 06/15/21[4]	13,395,000	13,930,800
Chesapeake Energy Corp.,
2.500%, 05/15/37[4,5]	3,800,000	3,857,000
2.750%, 11/15/35[5]	1,560,000	1,631,175
6.625%, 08/15/20	55,000	61,463
6.875%, 11/15/20	85,000	96,050
Choice Hotels International, Inc., 5.700%, 08/28/20	11,900,000	12,524,750
Continental Airlines, Inc.,
1999-1 Class B Pass Through Trust, Series 991B, 6.795%, 08/02/18	14,108	14,989
2000-1 Class A-1 Pass Through Trust, Series 00A1, 8.048%, 11/01/20	79,548	90,979
2007-1 Class A Pass Through Trust, Series 071A, 5.983%, 04/19/22[4]	15,595,469	17,038,050
2007-1 Class B Pass Through Trust, Series 071B, 6.903%, 04/19/22	5,167,292	5,431,857
Corning, Inc.,
6.850%, 03/01/29	9,142,000	10,537,700
7.250%, 08/15/36	1,185,000	1,365,261
Cummins, Inc.,
5.650%, 03/01/98	10,045,000	9,629,961
6.750%, 02/15/27	2,853,000	3,327,154
Darden Restaurants, Inc., 6.000%, 08/15/35	2,635,000	2,366,330
Delta Air Lines, Inc.,
2007-1 Class B Pass Through Trust, Series 071B, 8.021%, 08/10/22	9,353,414	10,522,591
2010-1 Class A Pass Through Trust, Series 1A, 6.200%, 07/02/18	3,924,401	4,375,708
Dillard’s, Inc., 7.000%, 12/01/28	225,000	229,500
DP World, Ltd., 6.850%, 07/02/37 (a)	28,350,000	27,853,875
Embarq Corp., 7.995%, 06/01/36	5,830,000	5,902,525
Energy Transfer Partners, L.P., 6.125%, 02/15/17	700,000	778,586
Enterprise Products Operating LLC, 4.050%, 02/15/22	8,450,000	8,563,171
EQT Corp., 6.500%, 04/01/18	35,420,000	40,013,230
ERAC USA Finance LLC,
6.375%, 10/15/17 (a)	4,910,000	5,681,768
6.700%, 06/01/34 (a)	1,250,000	1,387,512
7.000%, 10/15/37 (a)	19,033,000	22,524,090
Foot Locker, Inc., 8.500%, 01/15/22	570,000	656,212
Ford Motor Co., 6.375%, 02/01/29	1,990,000	2,189,406

The accompanying notes are an integral part of these financial statements.

10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Industrials - 26.8% (continued)
Georgia-Pacific LLC, 5.400%, 11/01/20 (a)		$5,175,000	$5,782,033
HCA, Inc., 7.500%, 11/06/33		75,000	75,000
Intel Corp.,
2.950%, 12/15/35[4,5]		8,030,000	8,993,600
3.250%, 08/01/39[5]		15,000,000	20,390,625
Intuit, Inc., 5.750%, 03/15/17		3,560,000	3,980,386
Kinder Morgan Energy Partners, L.P.,
4.150%, 03/01/22		5,620,000	5,579,114
5.300%, 09/15/20		8,100,000	8,935,272
5.800%, 03/01/21		4,320,000	4,798,155
5.950%, 02/15/18		26,590,000	30,216,743
Marks & Spencer PLC, 7.125%, 12/01/37 (a)[4]		4,725,000	4,912,044
Masco Corp.,
5.850%, 03/15/17		8,150,000	8,944,625
6.500%, 08/15/32		955,000	938,287
7.125%, 03/15/20		8,815,000	10,062,402
7.750%, 08/01/29		1,070,000	1,175,002
The Mead Corp., 7.550%, 03/01/47[2]		970,000	982,336
Methanex Corp.,
5.250%, 03/01/22		350,000	370,543
6.000%, 08/15/15		3,825,000	4,096,040
Micron Technology, Inc., 2.375%, 05/01/32[5]		20,000	46,262
Missouri Pacific Railroad Co., 5.000%, 01/01/45[2]		825,000	688,875
New Albertsons, Inc.,
6.625%, 06/01/28		1,015,000	730,800
7.450%, 08/01/29		3,195,000	2,619,900
7.750%, 06/15/26		915,000	741,150
NGPL PipeCo LLC, 7.119%, 12/15/17 (a)[4]		16,260,000	14,715,300
Northwest Airlines, 2007-1 Class B Pass Through Trust, Series 41091, 8.028%, 11/01/17		4,397,257	4,760,031
Owens & Minor, Inc., 6.350%, 04/15/16		1,355,000	1,478,407
Owens Corning,
6.500%, 12/01/16		925,000	1,026,462
7.000%, 12/01/36		9,175,000	9,883,521
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17		5,520,000	6,298,596
7.000%, 06/15/18		26,505,000	30,667,584
Plains All American Pipeline, L.P./PAA Finance Corp.,
6.125%, 01/15/17		1,770,000	1,990,174
6.500%, 05/01/18		8,975,000	10,424,068
Portugal Telecom International Finance, B.V., EMTN, 4.500%, 06/16/25	EUR	500,000	660,338

The accompanying notes are an integral part of these financial statements.

11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Industrials - 26.8% (continued)
PulteGroup, Inc.,
6.000%, 02/15/35	$11,585,000	$9,818,288
6.375%, 05/15/33	5,135,000	4,647,175
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000	672,700
6.875%, 07/15/28	1,190,000	1,091,825
7.625%, 08/03/21	2,135,000	2,241,750
Qwest Corp.,
6.875%, 09/15/33	7,209,000	6,920,640
7.200%, 11/10/26	435,000	438,262
7.250%, 09/15/25	1,185,000	1,261,984
7.250%, 10/15/35	2,165,000	2,096,887
Reliance Holdings USA, Inc., 5.400%, 02/14/22 (a)	3,250,000	3,286,861
Reynolds American, Inc., 6.750%, 06/15/17	8,170,000	9,351,880
Rowan Cos., Inc., 7.875%, 08/01/19	4,710,000	5,656,880
RR Donnelley & Sons Co., 8.250%, 03/15/19	2,230,000	2,553,350
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	3,080,000	3,715,456
Telecom Italia Capital SA,
6.000%, 09/30/34	5,965,000	5,167,181
6.375%, 11/15/33	4,865,000	4,402,825
Telefonica Emisiones SAU, 4.570%, 04/27/23	900,000	887,478
Telekom Malaysia Bhd, 7.875%, 08/01/25 (a)	250,000	308,700
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)	3,000,000	3,404,436
The Toro Co., 6.625%, 05/01/37[2]	6,810,000	6,914,901
Transocean, Inc., 7.375%, 04/15/18	500,000	579,947
UAL, Series 2007-1, 6.636%, 07/02/22	13,350,071	14,151,075
United States Steel Corp.,
6.650%, 06/01/37	3,595,000	3,091,700
7.000%, 02/01/18[4]	7,310,000	7,949,625
US Airways, 2011-1 Class A Pass Through Trust, Series 2011 A, 7.125%, 10/22/23	3,374,661	3,804,931
Vale Overseas Ltd., 6.875%, 11/21/36	3,665,000	3,785,040
Verizon New England, Inc., 7.875%, 11/15/29	2,390,000	2,805,064
Verizon Pennsylvania, Inc., 6.000%, 12/01/28	530,000	521,985
Virgin Australia 2013-1A Trust, 5.000%, 10/23/23 (a)	1,660,000	1,713,950
Weyerhaeuser Co.,
6.875%, 12/15/33	12,890,000	15,203,175
7.375%, 10/01/19	3,915,000	4,746,503
7.375%, 03/15/32	1,930,000	2,361,654
Wyndham Worldwide Corp., 6.000%, 12/01/16	6,430,000	7,093,274
Total Industrials		613,091,411
Utilities - 7.2%
Abu Dhabi National Energy Co., 7.250%, 08/01/18 (a)	21,130,000	25,039,050
Bruce Mansfield Unit, 6.850%, 06/01/34	9,409,763	9,854,374
DCP Midstream LLC, 6.450%, 11/03/36 (a)	870,000	886,135

The accompanying notes are an integral part of these financial statements.

12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Utilities - 7.2% (continued)
EDP Finance, B.V., 4.900%, 10/01/19 (a)		$600,000	$610,500
Endesa SA/Cayman Islands, 7.875%, 02/01/27		2,900,000	3,412,152
Enel Finance International N.V.,
5.125%, 10/07/19 (a)		3,700,000	3,950,305
6.000%, 10/07/39 (a)		18,382,000	17,630,820
EMTN, 5.750%, 09/14/40	GBP	210,000	323,461
Iberdrola Finance Ireland, Ltd., 3.800%, 09/11/14 (a)		975,000	994,570
ITC Holdings Corp., 5.875%, 09/30/16 (a)		2,410,000	2,667,084
Mackinaw Power LLC, 6.296%, 10/31/23 (a)[2]		6,430,341	6,781,714
Nisource Finance Corp.,
6.125%, 03/01/22		2,020,000	2,239,699
6.400%, 03/15/18		25,890,000	29,794,704
6.800%, 01/15/19		11,625,000	13,529,082
Southwestern Electric Power Co., 6.450%, 01/15/19		39,195,000	45,002,169
Tenaga Nasional Bhd, 7.500%, 11/01/25 (a)		2,000,000	2,379,726
Total Utilities			165,095,545
Total Corporate Bonds and Notes (cost $1,280,287,205)			1,428,748,075
Foreign Government and Agency Obligations - 5.0%
Alberta Notes, Province of, 5.930%, 09/16/16	CAD	66,159	66,476
Autonomous Community of Madrid Spain, Bonds, 4.300%, 09/15/26	EUR	6,710,000	8,624,044
Brazil Bonds, Republic of, Bonds, 10.250%, 01/10/28	BRL	5,750,000	2,358,006
Brazilian Government International Bond, 8.500%, 01/05/24	BRL	6,650,000	2,466,356
Canadian Government Notes,
2.500%, 06/01/15	CAD	14,775,000	14,192,763
2.750%, 09/01/16	CAD	385,000	376,697
3.000%, 12/01/15	CAD	15,225,000	14,840,308
Series N, 1.000%, 08/01/16	CAD	5,965,000	5,585,958
European Bank for Reconstruction & Development, Series GMTN, 9.000%, 04/28/14	BRL	2,000,000	845,608
European Investment Bank, Bonds, 5.371%, 03/10/21[6]	AUD	5,000,000	2,987,906
Iceland Government International Bonds, Notes, 5.875%, 05/11/22 (a)		5,800,000	5,916,000
Inter-American Development Bank, Bonds, 6.000%, 12/15/17	NZD	4,215,000	3,594,583
International Bank for Reconstruction & Development Notes, GDIF, 1.430%, 03/05/14	SGD	5,800,000	4,599,647
Manitoba Bonds, Province of, 6.375%, 09/01/15	NZD	5,450,000	4,633,587
Mexican Bonos, Bonds, Series M, 8.000%, 12/07/23	MXN	55,000,000	4,685,310
New South Wales Treasury Corp., Notes, Series 18, 6.000%, 02/01/18	AUD	19,850,000	19,402,504
Norway Government Bond,
Series 471, 5.000%, 05/15/15	NOK	36,490,000	6,302,621
Series 472, 4.250%, 05/19/17	NOK	13,230,000	2,351,072
Queensland Treasury Corp. Bonds, 7.125%, 09/18/17 (a)	NZD	7,500,000	6,661,791
Singapore Government Bond, 1.375%, 10/01/14	SGD	4,400,000	3,512,796
Total Foreign Government and Agency Obligations (cost $112,876,011)			114,004,033
Mortgage-Backed Securities - 0.8%
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29		2,211,283	2,232,571

The accompanying notes are an integral part of these financial statements.

13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
Mortgage-Backed Securities - 0.8% (continued)
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 09/15/40[3]	$1,704,000	$1,881,858
Extended Stay America Trust 2013-ESH, Series 2013-ESH7, Class C7, 3.920%, 12/05/31 (a)	13,500,000	13,081,973
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.806%, 06/15/49[3]	80,000	88,985
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.548%, 03/15/44 (a)[3]	875,000	857,362
Total Mortgage-Backed Securities (cost $17,438,164)		18,142,749

Municipal Bonds - 1.3%
Buckeye Tobacco Settlement Financing Authority, Series 2007 A-2, 5.875%, 06/01/47	3,975,000	2,945,555
Chicago Illinois O’Hare International Airport Revenue Bond, Series 2008-A, 4.500%, 01/01/38 (AGM Insured)[7]	315,000	291,476
Illinois State General Obligation, Series 2003, 5.100%, 06/01/33	2,880,000	2,675,347
Illinois State General Obligation, 5.520%, 04/01/38	7,300,000	6,569,927
Michigan Tobacco Settlement Finance Authority, Series 2006 A, 7.390%, 06/01/34	2,845,000	2,222,030
Virginia Tobacco Settlement Financing Corp., Series 2007 A-1, 6.706%, 06/01/46	21,010,000	14,180,489
Total Municipal Bonds (cost $37,089,228)		28,884,824

	Shares
Preferred Stocks - 0.6%
Financials - 0.4%
Bank of America Corp., 6.375%	20,000	465,000
Bank of America Corp., Series L, 7.250%[5]	7,808	8,284,288
SLM Corp., 6.000%	41,250	766,838
Total Financials		9,516,126
Industrials - 0.2%
Stanley Black & Decker, Inc., 6.250%	37,854	3,906,533
Utilities - 0.0%#
Entergy New Orleans, Inc., 4.750%	482	43,380
Entergy New Orleans, Inc., 5.600%	100	9,625
Wisconsin Electric Power Co., 3.600%	3,946	322,783
Total Utilities		375,788
Total Preferred Stocks (cost $12,475,519)		13,798,447

	Principal Amount†
U.S. Government and Agency Obligations - 20.8%
Federal Home Loan Mortgage Corporation - 0.0%#
FHLMC Gold, 5.000%, 12/01/31	$47,831	$51,557
Federal National Mortgage Association - 0.2%
FNMA,
3.000%, 07/01/27	3,770,848	3,852,770
6.000%, 07/01/29	3,527	3,962
Total Federal National Mortgage Association		3,856,732
U.S. Treasury Obligations - 20.6%
U.S. Treasury Bonds,
2.750%, 11/15/42	57,390,000	45,373,969
2.875%, 05/15/43	64,290,000	52,105,052

The accompanying notes are an integral part of these financial statements.

14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†	Value
U.S. Treasury Obligations - 20.6% (continued)
U.S. Treasury Notes,
0.250%, 02/28/14 to 10/31/14	$345,140,000	$345,318,800
0.375%, 11/15/15	30,140,000	30,157,662
Total U.S. Treasury Obligations		472,955,483
Total U.S. Government and Agency Obligations (cost $489,731,949)		476,863,772
Short-Term Investments - 5.6%
Repurchase Agreements - 1.2%[8]
Citigroup Global Markets Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $6,637,207 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $6,769,944)	6,637,200	6,637,200
Daiwa Capital Markets America, dated 12/31/13, due 01/02/14, 0.030%, total to be received $6,637,211 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 04/30/15 - 03/01/48, totaling $6,769,944)	6,637,200	6,637,200
Deutsche Bank Securities, Inc., dated 12/31/13, due 01/02/14, 0.030%, total to be received $6,637,211 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 01/24/14 - 02/01/47, totaling $6,769,946)	6,637,200	6,637,200
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 12/31/13, due 01/02/14, 0.010%, total to be received $6,637,204 (collateralized by various U.S. Government Agency Obligations, 1.364% - 7.000%, 06/01/17 - 09/01/44, totaling $6,769,944)	6,637,200	6,637,200
RBC Capital Markets LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $1,397,149 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $1,425,093)	1,397,149	1,397,149
Total Repurchase Agreements		27,945,949

	Shares
Other Investment Companies - 4.4%[9]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	101,318,754	101,318,754
Total Short-Term Investments (cost $129,264,703)		129,264,703
Total Investments - 100.1% (cost $2,143,034,474)		2,293,088,230
Other Assets, less Liabilities - (0.1)%		(2,201,802)
Net Assets - 100.0%		$2,290,886,428

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $2,143,034,474 for Federal income tax purposes at December 31, 2013, the aggregate gross unrealized appreciation and depreciation were $188,535,713 and $38,481,957, respectively, resulting in net unrealized appreciation of investments of $150,053,756.

†	Principal amount stated in U.S. dollars unless otherwise stated.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2013, the value of these securities amounted to $338,652,780, or 14.8% of net assets.
(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Floating Rate Security. The rate listed is as of December 31, 2013. Date in parentheses represents the security’s next coupon rate reset.
[2]	Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent. Illiquid securities market value at December 31, 2013, amounted to $31,347,596 or 1.4% of net assets.
[3]	Variable Rate Security. The rate listed is as of December 31, 2013, and is periodically reset subject to terms and conditions set forth in the debenture.
[4]	Some or all of these securities, amounting to a market value of $27,441,607, or approximately 1.2% of net assets, were out on loan to various brokers.
[5]	Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible Bonds and Convertible Preferred Stocks at December 31, 2013, amounted to $54,576,131, or 2.4% of net assets, and $8,284,288, or 0.4% of net assets, respectively.
[6]	Represents yield to maturity at December 31, 2013.
[7]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $291,476, or 0.01% of net assets.
[8]	Collateral received from brokers for securities lending was invested in these short-term investments.
[9]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed asan annual percentage.

The accompanying notes are an integral part of these financial statements.

16

Notes to Schedule of Portfolio Investments (continued)

Country	Managers Bond Fund*
Australia	1.2%
Brazil	0.4%
Canada	1.9%
Cayman Islands	0.2%
France	0.3%
India	0.0%#
Ireland	0.6%
Luxembourg	1.6%
Malaysia	0.1%
Mexico	0.7%
Netherlands	1.6%
New Zealand	0.0%#
Norway	0.4%
Singapore	0.2%
South Korea	0.2%
Spain	0.3%
United Kingdom	1.3%
United States	86.4%
Other	2.6%

100.0%

#	Rounds to less than 0.1%.
*	As a percentage of net assets as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

17

Notes to Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of December 31, 2013: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Bond Fund
Investments in Securities
Asset-Backed Securities	—	$55,741,337	—	$55,741,337
Common Stocks†	$27,640,290	—	—	27,640,290
Corporate Bonds and Notes††	—	1,428,748,075	—	1,428,748,075
Foreign Government and Agency Obligations	—	114,004,033	—	114,004,033
Mortgage-Backed Securities	—	18,142,749	—	18,142,749
Municipal Bonds	—	28,884,824	—	28,884,824
Preferred Stocks†	13,798,447	—	—	13,798,447
U.S. Government and Agency Obligations††	—	476,863,772	—	476,863,772
Short-Term Investments
Repurchase Agreements	—	27,945,949	—	27,945,949
Other Investment Companies	101,318,754	—	—	101,318,754

Total Investments in Securities	$142,757,491	$2,150,330,739	—	$2,293,088,230

†	All common stocks and preferred stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks and preferred stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	All corporate bonds and notes; U.S. government and agency obligations; held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes; U.S. government and agency obligations; by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2013, the Fund had no transfers between levels from the beginning of the reporting period.

Investment Abbreviations and Definitions:

AGM:	Assured Guaranty Municipal Corp.
EMTN:	European Medium-Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GDIF:	Global Debt Issuance Facility
GMTN:	Global Medium-Term Note
MTN:	Medium-Term Note

Currency abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
GBP:	Great Britain Pound
IDR:	Indonesian Rupiah
MXN:	Mexican Peso
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
SGD:	Singapore Dollar

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments at value* (including securities on loan valued at $27,441,607)	$2,293,088,230
Cash	165,553
Foreign currency**	949,854
Dividends, interest and other receivables	23,835,092
Receivable for Fund shares sold	7,186,669
Receivable from affiliate	23,620
Prepaid expenses	65,830
Total assets	2,325,314,848
Liabilities:
Payable upon return of securities loaned	27,945,949
Payable for Fund shares repurchased	4,386,271
Accrued expenses:
Investment advisory and management fees	1,210,698
Administrative fees	484,279
Shareholder servicing fee - Service Class	130,925
Trustees fees and expenses	4,189
Other	266,109
Total liabilities	34,428,420

Net Assets	$2,290,886,428
Net Assets Represent:
Paid-in capital	$2,138,307,913
Undistributed net investment income	326,451
Accumulated net realized gain from investments and foreign currency transactions	2,237,276
Net unrealized appreciation of investments and foreign currency translations	150,014,788
Net Assets	$2,290,886,428
Service Class:[1]
Net Assets	$1,545,765,487
Shares outstanding	56,557,122
Net asset value, offering and redemption price per share	$27.33
Institutional Class:[2]
Net Assets	$745,120,941
Shares outstanding	27,267,022
Net asset value, offering and redemption price per share	$27.33

* Investments at cost	$2,143,034,474
** Foreign currency at cost	$948,292

[1]	Formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013.
[2]	Commenced operations on April 1, 2013.

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the year ended December 31, 2013

Investment Income:
Interest income	$100,296,100
Dividend income	1,072,724
Securities lending income	279,547
Foreign withholding tax	(18,185)
Total investment income	101,630,186
Expenses:
Investment advisory and management fees	14,573,652
Administrative fees	5,829,448
Shareholder servicing fees - Service Class	1,231,451
Transfer agent	817,423
Extraordinary expense	485,136
Reports to shareholders	327,026
Custodian	202,322
Professional fees	131,130
Registration fees	156,660
Trustees fees and expenses	83,347
Miscellaneous	52,857
Total expenses before offsets	23,890,452
Expense reimbursements	(829,563)
Fee waivers	(4,636)
Net expenses	23,056,253

Net investment income	78,573,933
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	20,449,756
Net realized loss on foreign currency transactions	(3,076,699)
Net change in unrealized appreciation (depreciation) of investments	(72,824,991)
Net change in unrealized appreciation (depreciation) of foreign currency translations	(26,493)
Net realized and unrealized loss	(55,478,427)

Net increase in net assets resulting from operations	$23,095,506

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

For the year ended December 31,

	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$78,573,933	$86,698,623
Net realized gain on investments and foreign currency transactions	17,373,057	51,030,131
Net change in unrealized appreciation (depreciation) of investments and foreign currency translations	(72,851,484)	120,216,266
Net increase in net assets resulting from operations	23,095,506	257,945,020
Distributions to Shareholders:
From net investment income
Service Class	(57,133,989)	(93,830,463)
Institutional Class	(18,552,415)	—
Total distributions to shareholders	(75,686,404)	(93,830,463)
Capital Share Transactions:
Service Class:
Proceeds from sale of shares	494,693,079	661,018,738
Reinvestment of dividends	50,648,938	84,754,560
Cost of shares repurchased	(1,348,387,809)	(657,366,515)
Net increase (decrease) from Service Class transactions	(803,045,792)	88,406,783
Institutional Class:
Proceeds from sale of shares	947,291,885	—
Reinvestment of dividends	18,543,520	—
Cost of shares repurchased	(193,324,495)	—
Net increase from Institutional Class transactions	772,510,910	—
Net increase (decrease) from capital share transactions	(30,534,882)	88,406,783

Total increase (decrease) in net assets	(83,125,780)	252,521,340
Net Assets:
Beginning of year	2,374,012,208	2,121,490,868
End of year	$2,290,886,428	$2,374,012,208
End of year undistributed net investment income	$326,451	$513,641

Share Transactions:
Service Class:
Sale of shares	17,831,667	24,384,005
Reinvested shares	1,831,337	3,120,139
Shares repurchased	(48,103,046)	(24,211,309)
Net increase (decrease) - Service Class	(28,440,042)	3,292,835
Institutional Class:
Sale of shares	33,655,642	—
Reinvested shares	675,403	—
Shares repurchased	(7,064,023)	—
Net increase - Institutional Class	27,267,022	—

The accompanying notes are an integral part of these financial statements.

21

Managers Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Service Class Shares†	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$27.93	$25.97	$25.61	$24.29	$19.65
Income from Investment Operations:
Net investment income[1]	0.92	1.03	1.14	1.16	1.30
Net realized and unrealized gain (loss) on investments[1]	(0.63)	2.04	0.39	1.34	4.62
Total from investment operations	0.29	3.07	1.53	2.50	5.92
Less Distributions to Shareholders from:
Net investment income	(0.89)	(1.11)	(1.17)	(1.18)	(1.28)
Net Asset Value, End of Year	$27.33	$27.93	$25.97	$25.61	$24.29
Total Return[2]	1.06%	12.04%	6.06%	10.47%[4]	31.12%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.01%[5]	0.99%[6]	0.99%	0.99%	0.99%
Ratio of expenses to average net assets (with offsets)	1.01%[5]	0.99%[6]	0.99%	0.99%	0.99%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%[5]	1.05%[6]	1.05%	1.06%	1.10%
Ratio of net investment income to average net assets[2]	3.33%[5]	3.79%[6]	4.36%	4.59%	5.93%
Portfolio turnover	19%	26%	17%	17%	23%
Net assets at end of year (000’s omitted)	$1,545,765	$2,374,012	$2,121,491	$1,986,376	$2,193,702

Institutional Class Shares††	For the period from April 1, 2013 to December 31, 2013
Net Asset Value, Beginning of Period	$28.19
Income from Investment Operations:
Net investment income[1]	0.73
Net realized and unrealized loss on investments[1]	(0.88)
Total from investment operations	(0.15)
Less Distributions to Shareholders from:
Net investment income	(0.71)
Net Asset Value, End of Period	$27.33
Total Return[2]	(0.48)%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	0.91%[5,8]
Ratio of expenses to average net assets (with offsets)	0.91%[5,8]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%[5,8]
Ratio of net investment income to average net assets[2]	3.53%[5,8]
Portfolio turnover	19%
Net assets at end of period (000’s omitted)	$745,121

22

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights previously presented in this report.

†	Formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013.
††	Commenced operations on April 1, 2013.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Includes non-routine extraordinary expenses amounting to 0.023% and 0.015% of average net assets for the Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[7]	Not annualized.
[8]	Annualized.

23

Notes to Financial Statements

December 31, 2013

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the Managers Bond Fund (the “Fund”).

The Fund offers two classes of shares: Service Class (formerly shares of the Fund’s sole class, which were reclassified and redesignated as Service Class shares on April 1, 2013) and Institutional Class (which commenced operations on April 1, 2013). Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that

24

Notes to Financial Statements (continued)

invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective

90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2013, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for the Fund equaled $117.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d.	Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to wash sales, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

25

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Distributions paid from:	2013	2012
Ordinary income	$75,686,404	$93,830,463
Short-term capital gains	—	—
Long-term capital gains	—	—

Totals	$75,686,404	$93,830,463

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—
Undistributed ordinary income	$326,451
Undistributed short-term capital gains	—
Undistributed long-term capital gains	2,237,268
Post-October loss deferral	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Fund had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes. Should the Fund incur net capital losses for the year ended December 31, 2014, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the year ended December 31, 2013, the Fund utilized capital loss carryovers in the amount of $18,212,480.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: two collectively own 59%. Transactions by these shareholders may have a material impact on the Fund.

h.	Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding was $27,945,949.

i.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j.	Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic

26

Notes to Financial Statements (continued)

securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2013, the Fund paid an investment management fee at the annual rate of 0.625% of the average daily net assets of the Fund.

Effective April 1, 2013, the Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.89% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

Prior to April 1, 2013, the Investment Manager agreed to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactions costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s expense contractual expense limitation amount. For the year ended December 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/12	$4,145,544
Additional Reimbursements	829,563
Repayments	—
Expired Reimbursements	(1,627,692)

Reimbursement Available - 12/31/13	$3,347,415

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund may have made in JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2013, the management fee was reduced by $4,636.

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee received an additional payment of $8,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain

27

Notes to Financial Statements (continued)

Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

For the Service Class shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net asset value as shown in the table below.

The impact on the annualized expense ratio for the year ended December 31, 2013, was as follows:

	Maximum Amount Allowed	Actual Amount Incurred

Service Class	0.10%	0.10%

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2013, the Fund lent varying amounts not exceeding $3,938,937, for two days earning interest of $95. The interest amount is included in the Statement of Operations as interest income. At December 31, 2013, the Fund had no loans outstanding.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were $308,807,299 and $340,081,390, respectively. Purchases and sales of U.S. Government obligations for the year ended December 31, 2013, were $110,560,117 and $131,073,935, respectively.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6.	Risks Associated with High Yield Securities

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Forward Foreign Currency Contracts

During the year ended December 31, 2013, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. As of December 31, 2013, the Fund held no open forward foreign currency contracts.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future

28

Notes to Financial Statements (continued)

date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9.	Master Netting Agreements

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Fund’s open securities lending and repurchase agreements which are subject to a master netting agreement as of December 31, 2013:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Securities lending	$27,441,607	—	$27,441,607	—	$27,441,607	—
Repurchase agreements	27,945,949	—	27,945,949	$27,945,949	—	—

Total	$55,387,556	—	$55,387,556	$27,945,949	$27,441,607	—

10.	Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Fund’s Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

The Fund has determined that no other material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

Managers Bond Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

	2013	2012
Ordinary Income - QDI	1.76%	1.42%
Ordinary Income - DRD	1.76%	1.42%

Pursuant to section 852 of the Internal Revenue Code, Managers Bond Fund hereby designates $2,237,268, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 28, 2014

30

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Vitoria L. Sassinc, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

31

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

32

PROXY RESULTS

A special meeting of shareholders of The Managers Funds was held on July 2, 2013. With respect to the proposals to amend and restate the declaration of trust, the proposals did not pass. The proposals and results of the votes are summarized below.

	All Funds in Trust
The Managers Funds	For	Withheld
Election of Directors	(rounded to the nearest share)
Bruce Bingham	65,917,039	1,383,823
William E. Chapman, II	65,845,907	1,383,823
Edward J. Kaier	65,890,088	1,410,774
Steven J. Paggioli	65,893,710	1,407,152
Erik Rakowski	65,933,611	1,367,251
Thomas R. Schneeweis	65,859,260	1,441,603
Christine C. Carsman	65,864,037	1,436,825
Kurt Keilhacker	65,831,496	1,469,366
Richard F. Powers III	65,677,238	1,623,624
Victoria Sassine	65,719,903	1,580,960

	Managers Bond Fund
	For	Against	Abstain	Broker Non-Votes
To amend certain “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	39,320,098	1,078,172	733,185	16,350,219
Borrowing	39,134,966	1,242,612	753,878	16,350,219
Lending	39,112,017	1,267,829	751,610	16,350,219
The Underwriting of Securities	39,180,449	1,197,660	753,346	16,350,219
Purchasing and Selling Commodities	39,195,778	1,212,402	723,276	16,350,219
Purchasing and Selling Real Estate	39,220,436	1,177,991	733,030	16,350,219
Diversification of Investments	39,437,120	874,463	719,874	16,350,219
Concentrating Investments in a Particular Industry	39,151,411	1,245,160	734,886	16,350,219
Transaction with Interested of Affiliated Persons	38,970,507	1,366,051	794,900	16,350,219

	Managers Bond Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	39,769,757	1,037,022	855,847	16,103,000
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	39,121,470	1,687,655	853,502	16,103,000
Other Changes	39,127,239	1,711,019	824,367	16,103,000

33

PROXY RESULTS (continued)

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	44,576,200	1,298,370	1,144,841	20,281,451
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	43,853,835	2,022,968	1,142,608	20,281,451
Other Changes	43,838,090	2,045,006	1,136,168	20,281,451

34

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoice™ Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPTIAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESQUARE INTERNATIONAL SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset value per share for the Fund is available on the Fund’s Web site at www.managersinvest.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

ANNUAL REPORT

Managers Funds

December 31, 2013

Managers Global Income Opportunity Fund: MGGBX

AR001-1213

Managers Global Income Opportunity Fund

Annual Report—December 31, 2013

Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO THE SCHEDULE OF PORTFOLIO INVESTMENTS	13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	18
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	19
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	20
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

TRUSTEES AND OFFICERS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*

Managers Global Income Opportunity Fund
Based on Actual Fund Return	0.89%	$1,000	$1,019	$4.53

Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.

3

Managers Global Income Opportunity Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

Managers Global Income Opportunity Fund returned (1.40)% during the year ended December 31, 2013, outperforming the (2.60)% return for the Barclay’s Global Aggregate Bond Index.

Although the Fund had negative absolute returns for the year, it outperformed its benchmark during 2013. At the beginning of the year, security selection was a strong source of excess return. Issue selection across the U.S. and European corporate sector proved quite positive, along with select sovereign names. Investment grade credit spreads were largely mixed during the first three months of the year while high yield credit spreads tightened. As a result, off-benchmark positioning in high yield bonds proved favorable and aided absolute and relative performance. Our picks in Mexican sovereign bonds were particularly additive to excess return then as well while sector allocation was another contributor to relative performance thanks in part to our overweight position in corporate bonds.

In the second quarter, however, there was a reversal of many of these trends. Security selection detracted from relative performance with preferences in the industrial sector having a slightly negative impact on returns. Additionally, an underweight to securities issued in the strong performing European periphery and overweight to emerging markets sovereign issuers, combined to weigh on excess returns. During the Spring months, Fed comments, along with tightening of liquidity in China, weighed heavily on emerging market assets while concerns about Europe’s many unresolved issues was of little impact on performance in the European periphery. Sector allocation also negatively impacted performance during this time.

The September Federal Open Market Committee meeting took investors by surprise. Markets across the globe expected some form of Quantitative Easing (“QE”) tapering, which was not the outcome. Policy rates did not change, nor did the parameters surrounding forward guidance. Within the Fund during this time, security selection continued to have a negative impact on performance, with issue preferences in Brazilian and U.S. government bonds coupled with overweight to select U.S. corporates serving as the main detractor to performance. Sector allocation also continued to have a negative impact on relative performance during this time.

Towards the end of 2013, markets were heavily influenced by central bank intervention. Nowhere was this more true than in the U.S. where the Fed announced that it would begin to taper its bond buying in 2014. This decision was made following better employment trends and solid stock market performance. Markets handled the Fed’s plans fairly well and the 10-year Treasury benchmark rate ended the year near 3.0%. During this time, security selection within the Fund bounced back and was a strong source of excess return mainly due to issue selection in the Industrial sector and Government related bonds. Sector allocation also turned around from prior quarters and had a positive impact on performance as the Fund’s overweight to corporate sectors and underweight to selection government and government sectors were positive.

LOOKING FORWARD

As noted above, we are beginning the year with 10-year U.S. treasury yields near 3.0%. This is the bottom end of our fair value range of 3.0%-3.5%, so we are somewhat less worried about duration risk than we have been in quite some time. We do not think that 10-year yields need to reach the 3.6% level that they reached in 2011 to be fair value, as forward expectations for both real and nominal U.S. GDP growth have fallen.

The case for U.S. growth to finally exceed 2.5% is reasonably strong, given recently solid payroll employment growth and prospects for much less fiscal drag than the economy suffered last year. Unemployment rates should continue dropping, but we see no immediate risk of more hawkish Federal Reserve forward guidance. The beginning of the exit from QE was announced in December, and was well tolerated by the markets. Most significantly, the bond yield back-up was not accompanied by revised Fed Funds forwards. The first hike is still expected sometime in 2015.

Global PMI’s are mostly trending higher as well, in line with revived Euro Zone and U.K. economic indicators. We are retaining our modest Euro underweight, despite it not having worked in 2013. The bull case for the Euro is the structural current account surplus for the region, falling inflation, and a declining monetary base as LTRO’s are paid back and not renewed. The bear case is the growth and yield differentials with the U.S. The yield differential is largest at longer maturities which historically have had less effect on forex markets, but these are expected to gradually work their way down the maturity curve as 201 draws nearer.

Just as we have become more relaxed about duration risk, we are getting less relaxed about credit risk. Investment grade spreads are starting the year at 112 basis points, the tightest since 2007. Companies are expected to be increasingly “shareholder friendly.” The trick is to buy bonds after deals, not before they are announced. As this is not entirely possible in credit mandates, we are emphasizing issuer diversification. Emerging market dollar pay credit, particularly in BBBs, still looks like good value with minimal M&A event risk.

In sum, we are beginning the year with some continuities in our strategy, notably an overweight bias to the U.S. Dollar, but also with differences, notably greater credit concerns and less duration anxiety.

This commentary reflects the viewpoints of the portfolio manager, Loomis, Sayles & Company, as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

4

Managers Global Income Opportunity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Global Income Opportunity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Global Income Opportunity Fund on December 31, 2003, to a $10,000 investment made in the Barclays Global Aggregate Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Global Income Opportunity Fund and the Barclays Global Aggregate Bond Index for the same time periods ended December 31, 2013.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Global Income Opportunity Fund [2,3,4,5,6,7]	(1.40)%	8.50%	4.98%
Barclays Global Aggregate Bond Index[8]	(2.60)%	3.91%	4.46%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Fund’s Web site at www.managersinvest.com

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars($).
[2]	From time to time the Fund’s advisor has waived it’s fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[6]	The Fund may invest in below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bond” or “high yield securities”) which may be subject to greater levels of interest rate, credit and liquidity risk.
[7]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar security when converted back to U.S. Dollars.
[8]	The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment-grade 144A securities. Unlike the Fund, the Barclays Global Aggregate Bond Index is unmanaged, is not available for investment, and does not incur fees.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Global Income Opportunity Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Category	Managers Global Income Opportunity Fund**
Corporate Bonds and Notes	42.0%
Foreign Government and Agency Obligations	40.1%
U.S. Government Obligations	11.1%
Asset-Backed Securities	1.1%
Preferred Stocks	1.0%
Mortgage-Backed Securities	0.7%
Other Assets and Liabilities	4.0%

**	As a percentage of net assets.

Rating	Managers Global Income Opportunity Fund†
U.S. Treasury & Agency	11.1%
Aaa	12.1%
Aa	14.9%
A	18.7%
Baa	29.6%
Ba & lower	10.3%
Not Rated	3.3%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
U.S. Treasury Notes, 0.250%, 02/15/2015*	4.9%
U.S. Treasury Notes, 0.625%, 04/30/2018*	4.2
European Financial Stability Facility, Notes, 1.625%, 07/17/2020	2.9
Norway Government, Bonds, Series 473, 4.500%, 05/22/2019*	2.2
Canadian Government, Notes, 3.000%, 12/01/2015*	1.7
Spain Government, Bonds, 4.300%, 10/31/2019	1.4
Mexican Fixed Rate, Bonds, Series M, 6.500%, 06/09/2022*	1.3
Italy Buoni Poliennali Del Tesoro, Bonds, 4.500%, 08/01/2018*	1.3
Mexican Fixed Rate, Notes, Series M 10, 8.500%, 12/13/2018	1.3
Mexican Fixed Rate, Notes, Series M 10, 7.775%, 12/14/2017*	1.3

Top Ten as a Group	22.5%

*	Top Ten Holding at June 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount†		Value
Asset-Backed Securities - 1.1%
Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.715%, 08/17/17 (01/17/14)[1]	EUR	100,000	$137,272
Hyundai Capital Auto Funding VIII, Ltd., Series 2010-8A, Class A, 1.165%, 09/20/16 (01/21/14) (a)[1]		73,676	73,175
MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.525%, 03/19/18 (01/17/14)[1]	EUR	100,000	136,389
Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 06/15/17 (a)		230	231
Trinity Rail Leasing, L.P., Series 2010-1A, Class A, 5.194%, 10/16/40 (a)		88,542	90,684
World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 04/15/19		95,000	99,260
Total Asset-Backed Securities (cost $501,909)			537,011
Corporate Bonds and Notes - 42.0%
Financials - 17.3%
Aviva PLC, EMTN, 6.125%, 07/05/43[2]	EUR	100,000	152,393
AXA SA, 7.125%, 12/15/20	GBP	50,000	96,814
Banco Latinoamericano de Comercio Exterior SA, 3.750%, 04/04/17 (a)		150,000	153,000
Banco Santander Chile, 6.500%, 09/22/20 (a)	CLP	200,000,000	381,007
Banco Votorantim SA, 6.250%, 05/16/16 (a)	BRL	300,000	140,981
Bank of America Corp.,
5.700%, 01/24/22		140,000	158,460
EMTN, 4.625%, 08/07/17	EUR	100,000	151,893
Bank of Nova Scotia, 1.375%, 12/18/17		345,000	338,563
BBVA Bancomer SA, 6.750%, 09/30/22 (a)		150,000	159,750
BNP Paribas SA, Series BKNT, 5.000%, 01/15/21		75,000	82,274
BNZ International Funding, Ltd., GMTN, 4.000%, 03/08/17	EUR	100,000	148,911
Braskem Finance, Ltd., 5.750%, 04/15/21 (a)		200,000	196,000
Caixa Economica Federal, 4.500%, 10/03/18 (a)		225,000	223,538
Citigroup, Inc., 3.375%, 03/01/23		85,000	80,794
Crown Castle Towers LLC, 6.113%, 01/15/20 (a)		100,000	112,133
Export-Import Bank of Korea,
4.000%, 11/26/15 (a)	PHP	5,000,000	116,985
EMTN, 3.000%, 05/22/18 (a)	NOK	1,000,000	162,010
General Electric Capital Corp., Series A, 7.125%, 12/29/49[2,3]		200,000	223,500
The Goldman Sachs Group, Inc., 3.375%, 02/01/18	CAD	200,000	190,121
GTB Finance B.V., 6.000%, 11/08/18 (a)		200,000	197,000
HSBC Bank PLC, 4.125%, 08/12/20 (a)		100,000	105,809
Hutchison Whampoa International 11, Ltd., 3.500%, 01/13/17 (a)		200,000	208,734
Hyundai Capital Services, Inc., 3.500%, 09/13/17 (a)		200,000	206,753
Industrial Bank of Korea, 2.375%, 07/17/17 (a)		200,000	200,803
iStar Financial, Inc., 3.875%, 07/01/16		210,000	214,725
JPMorgan Chase & Co., 4.400%, 07/22/20		75,000	80,622
Lloyds Bank PLC, 6.500%, 09/14/20 (a)		100,000	113,674
Macquarie Bank, Ltd., 5.000%, 02/22/17 (a)		300,000	325,332
Morgan Stanley,
3.750%, 02/25/23		100,000	97,307
GMTN, 5.750%, 02/14/17	GBP	50,000	91,088
MTN, 7.250%, 05/26/15	AUD	200,000	187,101

The accompanying notes are an integral part of these financial statements.

7

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Financials - 17.3% (continued)
National Australia Bank, Ltd., GMTN, 4.750%, 07/15/16	EUR	100,000	$150,686
Petrobras Global Finance BV,
3.000%, 01/15/19		175,000	163,771
4.375%, 05/20/23		505,000	449,900
Sirius International Group, Ltd., 6.375%, 03/20/17 (a)		140,000	151,743
State Bank of India/London, 3.250%, 04/18/18 (a)		400,000	387,220
Turkiye Garanti Bankasi A.S., 4.000%, 09/13/17 (a)		200,000	196,500
Turkiye Is Bankasi, 3.875%, 11/07/17 (a)		200,000	192,240
VTB Bank OJSC Via VTB Capital, S.A., 6.000%, 04/12/17 (a)		200,000	212,500
Wells Fargo & Co.,
1.500%, 01/16/18		350,000	347,739
4.625%, 11/02/35	GBP	50,000	84,084
Westpac Banking Corp., 2.450%, 11/28/16 (a)		200,000	207,460
Yapi ve Kredi Bankasi A.S., 5.250%, 12/03/18 (a)		200,000	193,760
Yapi ve Kredi Bankasi Via Unicredit Luxembourg SA, 5.188%, 10/13/15 (a)[4]		200,000	202,500
Zurich Finance USA, Inc., EMTN, 4.500%, 06/15/25[2]	EUR	100,000	143,379
Total Financials			8,381,557
Industrials - 22.7%
Air Canada, 7.625%, 10/01/19 (a)	CAD	225,000	221,876
America Movil SAB de CV, Series 12, 6.450%, 12/05/22	MXN	40,000	282,318
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22		155,000	133,688
Arcelik A.S., 5.000%, 04/03/23 (a)		200,000	172,600
Asciano Finance, Ltd., 4.625%, 09/23/20 (a)		30,000	30,031
AT&T, Inc., 5.550%, 08/15/41		235,000	238,492
Avnet, Inc., 5.875%, 06/15/20		60,000	64,379
Baidu, Inc., 3.250%, 08/06/18		300,000	303,239
Bell Aliant Regional Communications LP, 5.410%, 09/26/16	CAD	160,000	162,520
Bharti Airtel International Netherlands BV, 5.125%, 03/11/23 (a)		205,000	188,272
BRF, S.A.,
3.950%, 05/22/23 (a)		400,000	346,000
7.750%, 05/22/18 (a)	BRL	300,000	105,288
British Telecommunications PLC, 5.750%, 12/07/28	GBP	100,000	183,241
Cielo, S.A. / Cielo USA, Inc., 3.750%, 11/16/22 (a)		260,000	231,400
CNOOC Finance 2013, Ltd., 3.000%, 05/09/23		250,000	223,296
Colombia Telecomunicaciones, S.A. ESP, 5.375%, 09/27/22 (a)		200,000	187,000
Continental Resources, Inc., 4.500%, 04/15/23		175,000	177,406
Corp. Nacional del Cobre de Chile, 4.500%, 08/13/23 (a)		200,000	199,131
CSN Resources, S.A., 6.500%, 07/21/20 (a)[4]		100,000	101,125
Dubai Electricity & Water Authority, 6.375%, 10/21/16 (a)		200,000	220,800
Ecopetrol, S.A., 5.875%, 09/18/23		245,000	258,475
Eileme 2 AB, 11.625%, 01/31/20		200,000	239,746
Fibria Overseas Finance, Ltd., 6.750%, 03/03/21 (a)		150,000	163,500
Gajah Tunggal Tbk PT, 7.750%, 02/06/18 (a)[4]		200,000	196,000
General Motors Co., 3.500%, 10/02/18 (a)		330,000	337,425

The accompanying notes are an integral part of these financial statements.

8

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Industrials - 22.7% (continued)
Georgia-Pacific LLC, 3.734%, 07/15/23 (a)		$15,000	$14,437
Gerdau Trade, Inc., 5.750%, 01/30/21 (a)		200,000	204,000
HCA, Inc.,
4.750%, 05/01/23		115,000	108,100
7.690%, 06/15/25		15,000	15,675
MTN, 7.580%, 09/15/25		10,000	10,375
Hyatt Hotels Corp., 5.375%, 08/15/21		90,000	96,313
INEOS Group Holdings, S.A., 6.125%, 08/15/18 (a)[4]		200,000	201,000
International Paper Co., 6.000%, 11/15/41		35,000	38,008
Korea National Oil Corp., 3.125%, 04/03/17 (a)		200,000	205,983
Lotte Shopping Co., Ltd., 3.375%, 05/09/17 (a)		200,000	204,769
Methanex Corp.,
3.250%, 12/15/19		241,000	239,191
5.250%, 03/01/22		95,000	100,576
Millicom International Cellular, S.A., 4.750%, 05/22/20 (a)		200,000	192,000
Myriad International Holdings BV, 6.000%, 07/18/20 (a)		200,000	214,000
Nabors Industries, Inc.,
4.625%, 09/15/21		60,000	60,070
5.000%, 09/15/20		15,000	15,608
Noble Group, Ltd., 6.750%, 01/29/20 (a)		200,000	210,000
Odebrecht Drilling VIII/IX, Ltd., 6.350%, 06/30/21 (a)[4]		92,500	94,813
Odebrecht Offshore Drilling Finance, Ltd., 6.750%, 10/01/22 (a)		196,920	201,548
Oi SA, 9.750%, 09/15/16 (a)	BRL	600,000	228,886
Pacific Rubiales Energy Corp.,
5.125%, 03/28/23 (a)		200,000	183,500
5.375%, 01/26/19 (a)		200,000	201,500
Parkson Retail Group, Ltd., 4.500%, 05/03/18		200,000	185,000
Peabody Energy Corp., 6.250%, 11/15/21		225,000	227,250
Pertamina Persero PT, 4.300%, 05/20/23 (a)		425,000	369,750
Philippine Long Distance Telephone Co., EMTN, 8.350%, 03/06/17		75,000	85,875
Reliance Holdings USA, Inc., 5.400%, 02/14/22 (a)		250,000	252,836
Rowan Cos, Inc., 5.000%, 09/01/17		60,000	65,026
SoftBank Corp., 4.500%, 04/15/20 (a)		400,000	390,000
Telecom Italia Capital SA,
6.375%, 11/15/33		45,000	40,725
7.200%, 07/18/36		20,000	19,250
Telefonica Emisiones, S.A.U., 5.134%, 04/27/20		75,000	79,677
Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/22		345,000	312,353
Transportadora de Gas del Sur SA, 7.875%, 05/14/17 (a)		235,000	226,188
Vale, S.A., 5.625%, 09/11/42		250,000	226,946
Vedanta Resources PLC, 6.000%, 01/31/19 (a)		200,000	193,500
Verizon Communications, Inc., 2.500%, 09/15/16		270,000	279,190
Total Industrials			10,961,166

The accompanying notes are an integral part of these financial statements.

9

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Utilities - 2.0%
CEZ A.S., 4.250%, 04/03/22 (a)		$200,000	$199,789
Deutsche Telekom International Finance BV, EMTN, 2.750%, 10/24/24	EUR	50,000	67,055
Emgesa SA ESP, 8.750%, 01/25/21 (a)	COP	320,000,000	174,972
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21 (a)	COP	390,000,000	209,246
Listrindo Capital, B.V., 6.950%, 02/21/19 (a)		200,000	208,500
Petroleos Mexicanos, 3.500%, 07/18/18		105,000	107,756
Total Utilities			967,318
Total Corporate Bonds and Notes (cost $20,452,498)			20,310,041
Foreign Government and Agency Obligations - 40.1%
Autonomous Community of Madrid Spain, Bonds, 4.300%, 09/15/26	EUR	180,000	231,345
Banco Nacional de Desenvolvimento Economico e Social, Notes, 5.750%, 09/26/23 (a)		200,000	197,750
Brazil Letras do Tesouro Nacional, Notes, 12.170%, 07/01/16[5]	BRL	1,400,000	445,645
Brazil Notas do Tesouro Nacional Serie F, Notes, 10.000%, 01/01/19	BRL	500,000	191,323
Brazilian Government International, Bonds, 10.250%, 01/10/28	BRL	500,000	205,044
Bundesrepublik Deutschland, Bonds, Series 05, 4.000%, 01/04/37	EUR	85,000	141,436
Canadian Government,
Bonds, 4.000%, 06/01/16	CAD	260,000	261,261
Notes, 1.250%, 09/01/18	CAD	650,000	592,695
Notes, 3.000%, 12/01/15	CAD	855,000	833,397
Central American Bank for Economic Integration, Notes, 3.875%, 02/09/17 (a)		280,000	287,981
Corp. Andina de Fomento, Notes, 4.375%, 06/15/22		280,000	277,251
Costa Rica Government International, Bonds, 4.375%, 04/30/25 (a)		200,000	176,500
Croatia Government International, Bonds, 6.000%, 01/26/24 (a)		200,000	198,500
European Financial Stability Facility, Notes, 1.625%, 07/17/20	EUR	1,020,000	1,392,094
Finland Government, Notes, 1.500%, 04/15/23 (a)	EUR	320,000	416,968
Iceland Government International, Notes, 5.875%, 05/11/22 (a)		300,000	306,000
Inter-American Development Bank, Notes, 9.842%, 08/20/15[5]	IDR	750,000,000	52,380
Italy Buoni Poliennali Del Tesoro,
Bonds, 4.500%, 08/01/18	EUR	420,000	626,291
Bonds, 4.750%, 08/01/23 (a)	EUR	325,000	477,454
Bonds, 5.000%, 03/01/22	EUR	125,000	187,945
Korea Treasury,
Notes, Series 1603, 4.000%, 03/10/16	KRW	446,630,000	433,650
Notes, Series 1709, 2.750%, 09/10/17	KRW	600,000,000	562,302
Malaysia Government,
Bonds, Series 1/06, 4.262%, 09/15/16	MYR	375,000	117,149
Notes, Series 0210, 4.012%, 09/15/17	MYR	1,000,000	309,048
Mexican Fixed Rate,
Bonds, Series M, 6.500%, 06/10/21	MXN	5,350,000	420,397
Bonds, Series M, 6.500%, 06/09/22	MXN	8,160,000	631,798
Bonds, Series M, 8.000%, 12/07/23	MXN	2,800,000	238,525
Notes, Series M 10, 7.750%, 12/14/17	MXN	7,390,000	620,439
Notes, Series M 10, 8.500%, 12/13/18	MXN	7,200,000	623,429

The accompanying notes are an integral part of these financial statements.

10

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount†		Value
Foreign Government and Agency Obligations - 40.1% (continued)
New South Wales Treasury Corp.,
Bonds, Series 22, 6.000%, 03/01/22	AUD	300,000	$296,002
Notes, Series 18, 6.000%, 02/01/18	AUD	430,000	420,306
New Zealand Government,
Bonds, Series 319, 3.000%, 09/20/30	NZD	295,000	242,861
Notes, 5.000%, 03/15/19	NZD	520,000	442,861
Norway Government,
Bonds, Series 473, 4.500%, 05/22/19	NOK	5,745,000	1,048,351
Bonds, Series 475, 2.000%, 05/24/23	NOK	733,000	111,093
Poland Government, Notes, EMTN, 3.000%, 09/23/14	CHF	65,000	74,294
Province of Quebec Canada, Notes, 5.000%, 03/01/16		270,000	294,651
Romania Government, Bonds, 5.850%, 04/26/23	RON	610,000	195,423
Singapore Government,
Bonds, 3.250%, 09/01/20	SGD	470,000	397,322
Notes, 2.250%, 06/01/21	SGD	330,000	260,148
Notes, 2.500%, 06/01/19	SGD	200,000	164,789
South Africa Government, Bonds, Series 2023, 7.750%, 02/28/23	ZAR	2,500,000	236,106
Spain Government,
Bonds, 4.200%, 01/31/37	EUR	185,000	229,942
Bonds, 4.300%, 10/31/19	EUR	455,000	665,975
Bonds, 4.400%, 10/31/23 (a)	EUR	170,000	238,103
Bonds, 5.850%, 01/31/22	EUR	300,000	468,386
Sweden Government,
Bonds, Series 1047, 5.000%, 12/01/20	SEK	1,800,000	330,958
Bonds, Series 1049, 4.500%, 08/12/15	SEK	2,030,000	333,880
U.K. Gilt,
Bonds, 4.000%, 03/07/22	GBP	145,000	262,461
Bonds, 4.250%, 03/07/36	GBP	120,000	218,070
Bonds, 4.750%, 03/07/20	GBP	90,000	169,939
Bonds, 5.000%, 03/07/25	GBP	110,000	213,131
Notes, 1.750%, 01/22/17	GBP	220,000	370,143
Uruguay Government International, Bonds, 4.375%, 12/15/28	UYU	4,744,258	225,959
Total Foreign Government and Agency Obligations (cost $19,328,897)			19,367,151
Mortgage-Backed Securities - 0.7%
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/49		75,000	83,757
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.804%, 08/10/45[2]		91,000	99,924
Morgan Stanley Capital I, Inc., Series 2007-IQ14, Class A4, 5.692%, 04/15/49[2]		50,000	55,374
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/43		75,000	82,478
Total Mortgage-Backed Securities (cost $308,654)			321,533

The accompanying notes are an integral part of these financial statements.

11

Managers Global Income Opportunity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Preferred Stocks - 1.0%
Dominion Resources, Inc. (Utilities), Series A, 6.125%	1,920	$103,910
Dominion Resources, Inc. (Utilities), Series B, 6.000%	2,430	131,730
The PNC Financial Services Group, Inc. (Financials), Series Q, 5.375%	12,000	241,320
Total Preferred Stocks (cost $466,591)		476,960

	Principal Amount†
U.S. Government and Agency Obligations - 11.1%
U.S. Treasury Notes,
0.125%, 12/31/14	$110,000	109,966
0.250%, 02/15/15	2,390,000	2,391,680
0.625%, 04/30/18	2,110,000	2,034,831
1.375%, 06/30/18	200,000	198,484
1.500%, 07/31/16[6]	165,000	168,764
1.500%, 12/31/18	245,000	242,244
1.625%, 11/15/22	235,000	212,124
Total U.S. Government and Agency Obligations (cost $5,444,765)		5,358,093
Short-Term Investments - 1.7%
Repurchase Agreements - 1.0%[7]
JP Morgan Securities LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $487,076 (collateralized by various U.S. Government Agency Obligations, 0.125% - 9.875%, 01/31/14 - 02/15/43, totaling $496,827)	487,076	487,076

	Shares
Other Investment Companies - 0.7%[8]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	318,615	318,615
Total Short-Term Investments (cost $805,691)		805,691
Total Investments - 97.7% (cost $47,309,005)		47,176,480
Other Assets, less Liabilities - 2.3%		1,118,358
Net Assets - 100.0%		$48,294,838

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Based on the approximate cost of investments of $47,302,250 for Federal income tax purposes at December 31, 2013, the aggregate gross unrealized appreciation and depreciation were $1,154,742 and $1,280,512, respectively, resulting in net unrealized depreciation of investments of $125,770.

†	Principal amount stated in U.S. dollars unless otherwise stated.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2013, the value of these securities amounted to $14,492,443, or 30.0% of net assets.
[1]	Floating Rate Security. The rate listed is as of December 31, 2013. Date in parentheses represents the security’s next coupon rate reset.
[2]	Variable Rate Security. The rate listed is as of December 31, 2013, and is periodically reset subject to terms and conditions set forth in the debenture.
[3]	Perpetuity Bond. The date shown is the final call date.
[4]	Some or all of these securities, amounting to a market value of $466,513, or 1.0% of net assets, were out on loan to various brokers.
[5]	Represents yield to maturity at December 31, 2013.
[6]	Some or all of this security, amounting to a market value of $25,570, or 0.05% of net assets, is held with brokers as collateral for futures contracts.
[7]	Collateral received from brokers for securities lending was invested in this short-term investment.
[8]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

13

Notes to Schedule of Portfolio Investments (continued)

Country	Global Income Opportunity Fund*
Australia	3.2%
Bermuda	0.4%
Brazil	5.0%
Canada	7.1%
Cayman Islands	3.0%
Chile	1.2%
Colombia	2.1%
Finland	0.9%
France	0.4%
Germany	0.3%
India	0.8%
Italy	2.7%
Japan	0.8%
Luxembourg	1.8%
Malaysia	0.9%
Mexico	6.9%
Netherlands	3.1%
New Zealand	1.5%
Norway	2.5%
Philippines	0.2%
Poland	0.2%
Singapore	1.9%
South Africa	0.5%
South Korea	4.3%
Spain	3.5%
Supranational	2.9%
Sweden	2.0%
Turkey	1.6%
United Kingdom	5.1%
Uruguay	0.5%
United States	24.8%
Other	7.9%

100.0%

*	As a percentage of net assets as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

14

Notes to Schedule of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2013. (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Global Income Opportunity Fund
Investments in Securities
Asset-Backed Securities	—	$537,011	—	$537,011
Corporate Bonds and Notes†	—	20,310,041	—	20,310,041
Foreign Government and Agency Obligations	—	19,367,151	—	19,367,151
Mortgage-Backed Securities	—	321,533	—	321,533
Preferred Stocks	$476,960	—	—	476,960
U.S. Government and Agency Obligations†	—	5,358,093	—	5,358,093
Short-Term Investments
Repurchase Agreements	—	487,076	—	487,076
Other Investment Companies	318,615	—	—	318,615

Total Investments in Securities	$795,575	$46,380,905	—	$47,176,480

Financial Derivative Instruments-Assets††
Foreign Exchange Contracts	—	$77,152	—	$77,152
Interest Rate Contracts	$14,829	—	—	14,829

	14,829	77,152	—	91,981

Financial Derivative Instruments-Liabilities††
Foreign Exchange Contracts	—	(110,518)	—	(110,518)
Interest Rate Contracts	(4,410)	—	—	(4,410)

	(4,410)	(110,518)	—	(114,928)

Total Financial Derivative Instruments	$10,419	$(33,366)	—	$(22,947)

†	All corporate bonds and notes; U.S. government and agency obligations; held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes; U.S. government and agency obligations; by major industry or agency classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures and forwards contracts, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2013, the Fund had no transfers between levels from the beginning of the reporting period.

The following schedule shows the fair value of derivative instruments at December 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin[1]	$47	Payable for variation margin[1]	—
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	77,152	Unrealized depreciation on foreign currency contracts	$(110,518)

Totals		$77,199		$(110,518)

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) of $10,419 as reported in the Notes to Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedule of Portfolio Investments (continued)

For the year ended December 31, 2013, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) and unrealized gain/(loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change In Unrealized Gain/ (Loss)
Interest rate contracts	Net realized gain on futures contracts	$(13,224)	Net change in unrealized appreciation (depreciation) of futures contracts	$12,844
Foreign exchange contracts	Net realized loss on foreign currency transactions	(91,605)	Net change in unrealized appreciation (depreciation) of foreign currency translations	(30,501)

Totals		$(104,829)		$(17,657)

At December 31, 2013, the Fund had futures contracts as follows:

(See Note 9 in the Notes to the Financial Statements.)

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/ (Loss)
10-Year U.S. Treasury Note	3	Short	03/31/14	$7,026
5-Year U.S. Treasury Note	5	Short	04/03/14	7,803
U.S. Treasury Long Bond	2	Long	03/31/14	(4,410)

Totals				$10,419

At December 31, 2013, the Fund had forward foreign currency contracts (in U.S. dollars) as follows: (See Note 8 in the Notes to Financial Statements.)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
British Pound	Long	03/11/14	CS	$479,992	$473,947	$6,045
Euro	Long	03/19/14	BRC	1,606,801	1,611,560	(4,759)
Euro	Long	03/12/14	DUB	227,811	224,220	3,591
Japanese Yen	Long	03/19/14	CS	4,293,794	4,385,518	(91,724)
Malaysian Ringgit	Long	03/20/14	JPM	258,269	261,901	(3,632)
Norwegian Krone	Long	03/12/14	DUB	226,927	224,556	2,371
Philippine Peso	Long	03/17/14	BRC	879,676	883,552	(3,876)
Australian Dollar	Short	02/28/14	CS	899,875	871,707	28,168
Brazilian Real	Short	01/07/14	CS	448,889	427,318	21,571
Brazilian Real	Short	01/07/14	CS	94,189	89,695	4,494
British Pound	Short	03/27/14	BRC	277,719	281,340	(3,621)
Canadian Dollar	Short	03/05/14	CS	1,729,935	1,720,076	9,859
Euro	Short	03/12/14	DUB	224,556	223,871	685
New Zealand Dollar	Short	03/19/14	BRC	240,207	240,406	(199)

The accompanying notes are an integral part of these financial statements.

16

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
Norwegian Krone	Short	03/12/14	DUB	$224,220	$226,927	$(2,707)
Swiss Franc	Short	03/19/14	UBS	67,669	67,301	368

Totals				$12,180,529	$12,213,895	$(33,366)

Investments Definitions and Abbreviations:

EMTN:	European Medium-Term Notes
GMTN:	Global Multi-Currency Notes
MTN:	Medium-Term Note

Counterparty Abbreviations:

BRC:	Barclays Bank PLC
CS:	Credit Suisse
DUB	Deutsche Bank
JPM:	JPMorgan Chase & Co.
UBS:	UBS Warburg LLC

Currency abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
CHF:	Swiss Franc
CLP:	Chilean Peso
COP:	Colombian Peso
EUR:	Euro
GBP:	British Pound
IDR:	Indonesian Rupiah
KRW:	South Korean Won
MXN:	Mexican Peso
MYR:	Malaysia Ringgit
NOK:	Norwegian Krone
NZD:	New Zealand Dollar
PHP:	Philippine Peso
RON:	Romanian Lei
SEK:	Swedish Krona
SGD:	Singapore Dollar
UYU:	Uruguayan Peso
ZAR:	South African Rand

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments at value* (including securities on loan valued at $466,513)	$47,176,480
Foreign currency**	1,247,247
Dividends, interest and other receivables	517,500
Receivable for Fund shares sold	178,458
Unrealized appreciation on foreign currency contracts	77,152
Receivable from affiliate	21,492
Prepaid expenses	6,625
Receivable for variation margin	47
Total assets	49,225,001
Liabilities:
Payable upon return of securities loaned	487,076
Payable for investments purchased	242,257
Unrealized depreciation on foreign currency contracts	110,518
Payable for Fund shares repurchased	28,001
Accrued expenses:
Investment advisory and management fees	28,606
Administrative fees	8,173
Trustee fees and expenses	76
Other	25,456
Total liabilities	930,163

Net Assets	$48,294,838
Net Assets Represent:
Paid-in capital	$51,448,859
Undistributed net investment loss	(203,167)
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(2,797,009)
Net unrealized depreciation of investments, futures contracts and foreign currency translations	(153,845)
Net Assets	$48,294,838
Shares outstanding	2,452,708
Net asset value, offering and redemption price per share	$19.69
* Investments at cost	$47,309,005
** Foreign currency at cost	$1,246,572

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the year ended December 31, 2013

Investment Income:
Interest income	$1,459,257
Dividend income	9,311
Securities lending income	4,911
Foreign withholding tax	(26,506)
Total investment income	1,446,973
Expenses:
Investment advisory and management fees	298,283
Administrative fees	85,224
Reports to shareholders	36,403
Custodian	33,886
Professional fees	27,307
Registration fees	19,239
Transfer agent	13,784
Extraordinary expense	8,523
Trustees fees and expenses	1,579
Miscellaneous	1,471
Total expenses before offsets	525,699
Expense reimbursements	(118,216)
Fee waivers	(19,527)
Net expenses	387,956

Net investment income	1,059,017
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	461,859
Net realized gain on foreign currency transactions	54,581
Net realized loss on futures contracts	(13,224)
Net change in unrealized appreciation (depreciation) of investments	(2,139,041)
Net change in unrealized appreciation (depreciation) of foreign currency translations	(32,458)
Net change in unrealized appreciation (depreciation) of futures contracts	12,844
Net realized and unrealized loss	(1,655,439)

Net decrease in net assets resulting from operations	$(596,422)

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

For the year ended December 31,

	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$1,059,017	$815,568
Net realized gain on investments, futures contracts and foreign currency transactions	503,216	640,406
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency translations	(2,158,655)	1,567,840
Net increase (decrease) in net assets resulting from operations	(596,422)	3,023,814
Distributions to Shareholders:
From net investment income	(1,387,124)	(1,300,592)
Capital Share Transactions:
Proceeds from sale of shares	26,486,251	15,136,995
Reinvestment of dividends and distributions	1,339,350	1,201,915
Cost of shares repurchased	(12,495,570)	(7,721,668)
Net increase from capital share transactions	15,330,031	8,617,242

Total increase in net assets	13,346,485	10,340,464
Net Assets:
Beginning of year	34,948,353	24,607,889
End of year	$48,294,838	$34,948,353
End of year undistributed net investment income (loss)	$(203,167)	$75,701

Share Transactions:
Sale of shares	1,302,194	746,561
Reinvested shares from dividends and distributions	68,126	58,601
Shares repurchased	(617,654)	(380,121)
Net increase in shares	752,666	425,041

The accompanying notes are an integral part of these financial statements.

20

Managers Global Income Opportunity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$20.56	$19.30	$19.33	$18.82	$16.93
Income from Investment Operations:
Net investment income[1]	0.51	0.53	0.53	0.50	0.89
Net realized and unrealized gain (loss) on investments[1]	(0.80)	1.52	0.12	0.87	3.22
Total from investment operations	(0.29)	2.05	0.65	1.37	4.11
Less Distributions to Shareholders from:
Net investment income	(0.58)	(0.79)	(0.68)	(0.86)	(2.22)
Net Asset Value, End of Year	$19.69	$20.56	$19.30	$19.33	$18.82
Total Return[2]	(1.40)%	10.63%	3.39%	7.27%	24.27%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.91%[5]	1.05%[6]	1.10%	1.10%	1.10%
Ratio of expenses to average net assets (with offsets)	0.91%[5]	1.05%[6]	1.10%	1.10%	1.10%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%[5]	1.36%[6]	1.39%	1.43%	1.32%
Ratio of net investment income to average net assets[2]	2.49%[5]	2.63%[6]	2.63%	2.57%	4.82%
Portfolio turnover	40%	59%	91%	131%	102%
Net assets at end of year (000’s omitted)	$48,295	$34,948	$24,608	$25,722	$26,146

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Fund previously presented in this report.

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[6]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

21

Notes to Financial Statements

December 31, 2013

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Global Income Opportunity Fund (the “Fund”). The Fund will deduct a 1.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the year ended December 31, 2013, the Fund had redemption fees amounting to $4,488.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in

22

Notes to Financial Statements (continued)

securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

This Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2013, the Fund’s custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for the Fund equaled $102.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d.	Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are primarily due to differing treatments for losses deferred due to excise tax regulations, wash sales, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,387,124	$1,300,592
Short-term capital gains	—	—
Long-term capital gains	—	—

Total	$1,387,124	$1,300,592

23

Notes to Financial Statements (continued)

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$2,779,829
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	242,540

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2013 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2013, the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed, or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
	Short-Term	Long-Term	December 31,
(Pre-Enactment)	$1,746,317	—	2017
(Pre-Enactment)	1,033,512	—	2018

Total	$2,779,829	—

For the year ended December 31, 2013, the Fund utilized capital loss carryovers in the amount of $481,359.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation.

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Fund as follows: three collectively own 77%. Transactions by these shareholders may have a material impact on the Fund.

h.	Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding was $487,076.

i.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The values of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

24

Notes to Financial Statements (continued)

j.	Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisors for the Fund (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2013, the Fund paid an investment management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

Effective July 1, 2013, the Investment Manager has contractually agreed through at least May 1, 2015, to waive management fees and/ or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.89% of Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

Prior to July 1, 2013, the Investment Manager agreed to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactions costs, acquired fund fees and expenses, and extraordinary expenses) to 0.99% of the Fund’s average daily net assets.

For the period January 1, 2013, through June 30, 2013, the Investment Manager voluntarily agreed to retroactively waive additional expenses to limit the Fund’s total operating expenses to 0.89% of average daily net assets. For the year ended December 31, 2013, the amount waived is $19,527 or 0.05%.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s contractual expense limitation amount. For the year ended December 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - 12/31/12	$257,760
Additional Reimbursements	118,216
Repayments	—
Expired Reimbursements	(84,847)

Reimbursement Available - 12/31/13	$291,129

The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain

25

Notes to Financial Statements (continued)

Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2013, the Fund neither borrowed from nor lent to other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2013, were $24,524,812 and $11,638,493, respectively. Purchases and sales of U.S. Government obligations for the year ended December 31, 2013, were $6,109,745 and $4,403,782, respectively.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund has had no prior claims or losses and expects the risk of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedule of Portfolio Investments. For the year ended December 31, 2013, the average quarterly balances of derivative financial instruments outstanding were as follows:

Financial futures contracts:
Average number of contracts purchased	2
Average number of contracts sold	8
Average notional value of contracts purchased	$275,800
Average notional value of contracts sold	$994,334
Foreign currency exchange contracts:
Average US dollar amounts purchased/sold	$7,203,543

8.	Forward Foreign Currency Contracts

During the year ended December 31, 2013, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

26

Notes to Financial Statements (continued)

9.	Futures Contracts

The Fund entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10.	Master Netting Agreements

The Fund may enter into master netting agreements with its counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following tables are a summary of the Fund’s open securities lending, repurchase agreements and derivatives which are subject to a master netting agreement as of December 31, 2013:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
				Financial Instruments	Cash Collateral Received	Net Amount
Securities lending	$466,513	—	$466,513	—	$466,513	—
Repurchase agreements	487,076	—	487,076	$487,076	—	—
Foreign currency contracts	77,152	—	77,152	72,844	—	$4,308

Total	$1,030,741	—	$1,030,741	$559,920	$466,513	$4,308

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
				Financial Instruments	Cash Collateral Pledged	Net Amount
Foreign currency contracts	$110,518	—	$110,518	$72,844	—	$37,674

Total	$110,518	—	$110,518	$72,844	—	$37,674

11.	Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Fund’s Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

The Fund has determined that no other material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

27

Notes to Financial Statements (continued)

Tax Information (unaudited)

Managers Global Income Opportunity Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation act of 2003. The 2013 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Global Income Opportunity Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such fiscal year.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Global Income Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Global Income Opportunity Fund (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

29

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

30

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

31

Proxy Results

A special meeting of shareholders of The Managers Funds was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Fund and the proposals to amend and restate the declaration of trust for Managers Global Income Opportunity Fund; the proposals did not pass. The proposals and results of the votes are summarized below.

	All Funds in Trust
The Managers Funds	For	Withheld
Election of Directors	(rounded to the nearest share)
Bruce Bingham	65,917,039	1,383,823
William E. Chapman, II	65,845,907	1,383,823
Edward J. Kaier	65,890,088	1,410,774
Steven J. Paggioli	65,893,710	1,407,152
Erik Rakowski	65,933,611	1,367,251
Thomas R. Schneeweis	65,859,260	1,441,603
Christine C. Carsman	65,864,037	1,436,825
Kurt Keilhacker	65,831,496	1,469,366
Richard F. Powers III	65,677,238	1,623,624
Victoria Sassine	65,719,903	1,580,960

	Managers Global Income Opportunity Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	613,748	27,689	47,168	$566,884
Borrowing	612,123	28,428	47,168	566,884
Lending	615,237	27,436	45,931	566,884
The Underwriting of Securities	615,689	24,358	48,547	566,884
Purchasing and Selling Commodities	610,000	30,765	47,839	566,884
Purchasing and Selling Real Estate	612,036	32,584	43,985	566,884
Diversification of Investments	614,717	26,985	46,902	566,884
Concentrating Investments in a Particular Industry	609,914	30,311	48,379	566,884
Transactions with Interested of Affiliated Persons	599,717	40,250	48,638	566,884

	Managers Global Income Opportunity Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	608,114	26,993	53,497	566,884
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	598,867	39,051	50,686	566,884
Other Changes	588,635	42,217	57,752	566,884

32

Proxy Results (continued)

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	44,576,200	1,298,370	1,144,841	20,281,451
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	43,853,835	2,022,968	1,142,608	20,281,451
Other Changes	43,838,090	2,045,006	1,136,168	20,281,451

33

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 08654

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoice™ Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset value per share for the Fund is available on the Fund’s Web site at www.managersinvest.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Managers Bond Fund	$46,170	$63,116
Managers Global Income Opportunity Fund	$27,170	$28,697
Managers Special Equity Fund	$24,814	$27,878

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Managers Bond Fund	8,830	9,000
Managers Global Income Opportunity Fund	8,830	9,000
Managers Special Equity Fund	6,885	7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2013 and 2012 for non-audit services rendered to the Funds and Fund Service Providers were $90,545 and $91,000, respectively. For the fiscal year ended October 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 7, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 7, 2014